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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|
                              (File No. 333-91317)

                       Pre-Effective Amendment No. __                  |_|

                       Post-Effective Amendment No. 7                  |X|
                                                   ---


                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
                              (File No. 811-09699)

                               Amendment No. 8                         |X|
                                            ---

                        (Check appropriate box or boxes.)

                           AMERICAN EAGLE FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

              301 CARLSON PARKWAY, SUITE 120, MINNETONKA, MN 55305
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 541-0677
              (Registrant's Telephone Number, including Area Code)

                                 JAMES R. JUNDT
              301 CARLSON PARKWAY, SUITE 120, MINNETONKA, MN 55305
                     (Name and Address of Agent for Service)


                                   COPIES TO:

          James E. Nicholson                     P. Graham van der Leeuw
          Faegre & Benson LLP                      Faegre & Benson LLP
  90 South Seventh Street, Suite 2200      90 South Seventh Street, Suite 2200
     Minneapolis, Minnesota 55402             Minneapolis, Minnesota 55402


     It is proposed that this filing will become effective (check appropriate box):
     |_|     Immediately upon filing pursuant to paragraph (b) of Rule 485
     | |     On [date] pursuant to paragraph (b) of Rule 485
     |_|     60 days after filing pursuant to paragraph (a)(1) of Rule 485
     |X|     On May 1, 2005 pursuant to paragraph (a)(1) of Rule 485
     |_|     75 days after filing pursuant to paragraph (a)(2) of Rule 485
     |_|     on [date] pursuant to paragraph (a)(2) of Rule 485


     If appropriate, check the following box:
     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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




                                     [LOGO]
                                    AMERICAN
                                  EAGLE FUNDS




                 SEARCHING TODAY FOR THE GENIUSES OF TOMORROW(SM)





                   AMERICAN EAGLE CAPITAL APPRECIATION FUND
                          AMERICAN EAGLE TWENTY FUND
                     AMERICAN EAGLE LARGE-CAP GROWTH FUND





                                  PROSPECTUS


                                  MAY 1, 2005










     AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   THE FUNDS

     The American Eagle Capital Appreciation Fund (Capital Appreciation Fund), American Eagle Twenty Fund (Twenty Fund) and American Eagle Large-Cap Growth Fund (Large-Cap Growth Fund) are professionally managed mutual funds. An investor in any Fund becomes a shareholder of that Fund.

     BEFORE YOU INVEST, PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.



                              RISK/RETURN SUMMARY


WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?
     Each Fund's investment objective is capital appreciation. A Fund may not change this objective without shareholder approval. As with any mutual fund, there is no guarantee that any Fund will meet its investment objective.


WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
     The Funds' investment adviser seeks to invest in stocks of the fastest growing American companies. For each of the Funds, the investment adviser seeks companies it believes offer significant potential for growth in revenue and earnings. The investment adviser believes that such companies offer investors the greatest potential for long-term capital appreciation. The investment adviser employs a fundamental "bottom up" approach to identify such companies. In other words, the investment adviser looks at each company's revenue and earnings growth potential, as well as its competitive, management, market and other characteristics. In general, the investment adviser selects stocks without regard to industry sectors and other defined selection criteria or the potential for dividends. In normal market conditions, the Funds' investment adviser will manage each of the Funds as follows:

   o CAPITAL APPRECIATION FUND is a non-diversified fund that employs an aggressive yet flexible investment program. In normal market conditions, the Fund emphasizes a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments (including convertible debt securities). The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

   o TWENTY FUND is a non-diversified fund that, in normal market conditions, maintains a more concentrated portfolio of approximately, but not less than, 20 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments (including convertible debt securities). The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.


   o LARGE-CAP GROWTH FUND is a non-diversified fund that, in normal market conditions, maintains a core portfolio of approximately 30 to 50 securities of primarily large American growth companies. These companies are those with market capitalizations that fall within the same range as the companies in the Russell 1000 Growth Index, which currently have market capitalizations which range from approximately $700 million up. In normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large growth companies. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?
     YOUR FUND INVESTMENT WILL BE SUBJECT TO VARIOUS RISKS. THESE RISKS MAY CAUSE YOU TO LOSE MONEY BY MAKING AN INVESTMENT IN A FUND. Your investment will not be a bank deposit and will not be insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The more important risks of each Fund, and a brief description of these risks, are provided below.

       CAPITAL APPRECIATION FUND AND TWENTY FUND

       o General investment risk

       o Risk of owning equity securities

       o Risk of owning stocks of smaller and medium-sized companies

       o Risk of being a "non-diversified" fund

       o Risk of employing "leverage"

       o Risks of investing in options and futures contracts to protect against adverse market price changes and to generate additional income


       o Initial public offering risk


       o Risk of selling securities short

       LARGE-CAP GROWTH FUND

       o General investment risk

       o Risk of owning equity securities

       o Risk of being a "non-diversified" fund

       o Risk of employing "leverage"

       o Risks of investing in options and futures contracts to protect against adverse market price changes and to generate additional income


       o Initial public offering risk


       o Risk of selling securities short

   o GENERAL INVESTMENT RISK. Mutual funds do not always meet their investment objectives. The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Fund's portfolio could also decrease if the securities markets go down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease. Therefore, the biggest risk of investing in any Fund is that its NAV could go down, and you could lose money.

   o RISK OF OWNING EQUITY SECURITIES. Common stocks, the primary investment of each Fund, tend to be more volatile than other investment choices. As a result, each Fund's portfolio will likely be subject to sharper declines in value compared with portfolios comprised of other investment choices. In addition, growth stocks may underperform the stock market as a whole.

   o RISK OF OWNING SMALLER AND MEDIUM-SIZED COMPANY STOCKS. Investments in stocks of smaller companies may fluctuate more sharply than those of larger, more established companies and, therefore, may expose the Funds to greater price volatility. While stocks of medium-sized companies may be slightly less volatile than those of smaller companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the stock market averages in general.

   o RISK OF BEING NON-DIVERSIFIED. A non-diversified fund may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's fluctuation in value may have a greater impact on a Fund's NAV and total return.

   o RISK OF EMPLOYING "LEVERAGE." A Fund that borrows money to purchase additional investment securities (a practice known as "leverage") increases the Fund's market exposure and its risk of loss. When a Fund is "leveraged" and its investments fluctuate in value, the Fund's NAV will normally fluctuate more than if it had not been leveraged. In addition, the interest a Fund must pay on borrowed money will reduce any gains or increase any losses.

   o RISKS OF INVESTING IN OPTIONS AND FUTURES CONTRACTS. The successful use of options and futures contracts depends on the ability of the Funds' investment adviser to correctly forecast the stock market. In the case of an incorrect market forecast, the use of options and futures contracts will reduce or eliminate gains or subject a Fund to increased risk of loss. In addition, to the extent that a Fund uses options and futures contracts to attempt to realize additional investment returns, the Fund may be exposed to risks similar to the use of leverage which may cause the Fund to incur substantial losses.

   o RISK OF SELLING SECURITIES SHORT. When a security is sold "short" by a Fund, the Fund borrows the security sold and must replace the borrowed security at a specified future date. A Fund will lose money if a security sold short increases in price between the date of the sale and the date on which the Fund "closes out" the short position. Possible losses from short sales differ from losses that could be incurred from purchases of securities, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. A Fund cannot be assured that it will be able to "close out" a short sale position at any particular time or at an acceptable price.


   o INITIAL PUBLIC OFFERING RISK. Each Fund may participate in the initial public offering (IPO) market and historically a significant portion of the Capital Appreciation Fund and Twenty Fund returns during certain periods have been attributed to their investments in IPOs. Participation in IPOs may have a magnified performance impact on a Fund with a small asset base which typically diminishes as the Fund's assets grow. The impact of IPOs on a Fund's performance likely will decrease if the Fund's asset size increases, which could reduce the Fund's total returns over time. IPOs have not been consistently available to the Funds since 2000, and may not be consistently available in future.



WHO SHOULD AND SHOULD NOT INVEST IN THE FUNDS?
     The Funds are designed for long-term investors who can bear the risks that such an investment entails. Investors looking for current income or short-swing market gains should not invest in the Funds.


HOW HAVE THE FUNDS PERFORMED OVER TIME?
     The following bar charts and tables provide performance information for the Funds. YOU SHOULD NOT VIEW A FUND'S PAST PERFORMANCE (BEFORE OR AFTER TAXES) AS A GUARANTEE OR INDICATOR OF HOW THE FUND WILL PERFORM IN THE FUTURE. This information provides some indication of the risks of investing in each Fund by illustrating the variability of each Fund's returns from year to year. It also shows how each Fund's average annual returns for the periods indicated compare with those of a broad-based market index and an index of funds with similar objectives.

     The tables show returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns may be greater than before-tax returns if tax losses are reflected in an after-tax calculation. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

CAPITAL APPRECIATION FUND


                                  [BAR CHART]


             Annual total return* for each year ended December 31:

   84.67%          -17.17%          -46.24%          33.25%          6.93%
  -------------------------------------------------------------------------
    '00              '01              '02             '03             '04




------------------
*QUOTED RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS), DURING A PERIOD FAVORABLE FOR IPO INVESTING, CONTRIBUTED SUBSTANTIALLY TO THE QUOTED PERFORMANCE OF THE FUND FOR THE PERIOD ENDED DECEMBER 31, 2000. SEVERAL OTHER FACTORS ALSO CONTRIBUTED TO THE FUND'S HIGHER RETURN IN 2000, INCLUDING ITS SHORTER OPERATING HISTORY AND SMALLER ASSET BASE. THERE IS NO ASSURANCE THAT CONDITIONS WILL EXIST IN THE FUTURE THAT WILL HAVE A SIMILAR EFFECT ON PERFORMANCE.

   Best Quarter: ............................   (Q1, '00)          37.40%
   Worst Quarter: ...........................   (Q2, '02)         (32.86)%


     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004:



                                                                                       SINCE
                                                                                     INCEPTION
                                                          1-YEAR        5 YEARS      (12/30/99)
                                                        ----------   ------------   -----------
   Capital Appreciation Fund
    Return Before Taxes .............................       6.93%         3.22%         3.22%
    Return After Taxes on Distributions .............       6.93%        (1.31)%       (1.31)%
    Return After Taxes on Distributions and Sale of
      Fund Shares ...................................       4.51%         0.92%         0.92%
   Russell 1000 Growth Index* .......................       6.30%        (9.29)%       (9.26)%
   Lipper Capital Appreciation Fund Index** .........      11.31%        (4.07)%       (3.89)%


------------------
QUOTED RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS (IN THE CASE OF AFTER-TAX RETURNS, REINVESTED NET OF ASSUMED TAXES).

  *THE RUSSELL 1000 GROWTH INDEX MEASURES PERFORMANCE OF THE COMPANIES WITHIN
   THE RUSSELL 1000 INDEX (THE 1,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION) WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 GROWTH INDEX IS NOT AN ACTUAL INVESTMENT AND DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES AND EXPENSES THAT MUTUAL FUND INVESTORS BEAR.
 **THE LIPPER CAPITAL APPRECIATION FUND INDEX MEASURES THE COMPOSITE
   PERFORMANCE OF THE 30 LARGEST "CAPITAL APPRECIATION" MUTUAL FUNDS, AS CATEGORIZED BY LIPPER ANALYTICAL SERVICES, INC. THE LIPPER CAPITAL APPRECIATION FUND INDEX PERFORMANCE IS PRESENTED NET OF THE FUNDS' FEES AND EXPENSES AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.
***QUOTED RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. INVESTMENTS IN
   IPOS, DURING A PERIOD FAVORABLE FOR IPO INVESTING, CONTRIBUTED SUBSTANTIALLY TO THE QUOTED PERFORMANCE OF THE FUND FOR THE PERIOD ENDED DECEMBER 31, 2000. SEVERAL OTHER FACTORS ALSO CONTRIBUTED TO THE FUND'S HIGHER RETURN IN 2000, INCLUDING THE SHORTER OPERATING HISTORY AND SMALLER ASSET BASE. THERE IS NO ASSURANCE THAT CONDITIONS WILL EXIST IN THE FUTURE THAT WILL HAVE A SIMILAR EFFECT ON PERFORMANCE.

TWENTY FUND


                                  [BAR CHART]


             Annual total return* for each year ended December 31:

   49.66%          -15.47%          -34.03%          34.67%          18.52%
   ------------------------------------------------------------------------
    '00              '01              '02             '03             '04

------------------
*QUOTED RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS), DURING A PERIOD FAVORABLE FOR IPO INVESTING, CONTRIBUTED SUBSTANTIALLY TO THE QUOTED PERFORMANCE OF THE FUND FOR THE PERIOD ENDED DECEMBER 31, 2000. SEVERAL OTHER FACTORS ALSO CONTRIBUTED TO THE FUND'S HIGHER RETURN IN 2000, INCLUDING ITS SHORTER OPERATING HISTORY AND SMALLER ASSET BASE. THERE IS NO ASSURANCE THAT CONDITIONS WILL EXIST IN THE FUTURE THAT WILL HAVE A SIMILAR EFFECT ON PERFORMANCE.

   Best Quarter: ............................   (Q1, '00)          29.60%
   Worst Quarter: ...........................   (Q2, '02)         (23.65)%


     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004:



                                                                                         SINCE
                                                                                       INCEPTION
                                                         1-YEAR        5 YEARS        (12/30/99)
                                                      -----------   ------------   ----------------
   Twenty Fund
    Return Before Taxes ...........................       18.52%         5.90%            5.90%***
    Return After Taxes on Distributions ...........       18.52%         2.37%            2.37%***
    Return After Taxes on Distributions and Sale of
      Fund Shares .................................       12.04%         3.25%            3.25%***
   Russell 1000 Growth Index* .....................        6.30%        (9.29)%          (9.26) %
   Lipper Large Cap Growth Fund Index** ...........       11.31%        (4.07)%          (3.89)  %


------------------
QUOTED RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS (IN THE CASE OF AFTER-TAX RETURNS, REINVESTED NET OF ASSUMED TAXES).

  *THE RUSSELL 1000 GROWTH INDEX MEASURES PERFORMANCE OF THE COMPANIES WITHIN
   THE RUSSELL 1000 INDEX (THE 1,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION) WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 GROWTH INDEX IS NOT AN ACTUAL INVESTMENT AND DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES AND EXPENSES THAT MUTUAL FUND INVESTORS BEAR.
 **THE LIPPER CAPITAL APPRECIATION FUND INDEX MEASURES THE COMPOSITE
   PERFORMANCE OF THE 30 LARGEST "CAPITAL APPRECIATION" MUTUAL FUNDS, AS CATEGORIZED BY LIPPER ANALYTICAL SERVICES, INC. THE LIPPER CAPITAL APPRECIATION FUND INDEX PERFORMANCE IS PRESENTED NET OF THE FUNDS' FEES AND EXPENSES AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.
***QUOTED RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. INVESTMENTS IN
   IPOS, DURING A PERIOD FAVORABLE FOR IPO INVESTING, CONTRIBUTED SUBSTANTIALLY TO THE QUOTED PERFORMANCE OF THE FUND FOR THE PERIOD ENDED DECEMBER 31, 2000. SEVERAL OTHER FACTORS ALSO CONTRIBUTED TO THE FUND'S HIGHER RETURN IN 2000, INCLUDING THE SHORTER OPERATING HISTORY AND SMALLER ASSET BASE. THERE IS NO ASSURANCE THAT CONDITIONSWILL EXIST IN THE FUTURE THAT WILL HAVE A SIMILAR EFFECT ON PERFORMANCE.

LARGE-CAP GROWTH FUND

                                  [BAR CHART]


             Annual total return* for each year ended December 31:

            -9.90%          -26.08%          17.87%          -0.76%
            -------------------------------------------------------
            '01             '02              '03              '04



------------------
*QUOTED RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.

   Best Quarter: ...........................   (Q4, '01)          18.24%
   Worst Quarter: ..........................   (Q2, '02)         (26.96)%


     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004:





                                                                     SINCE
                                                                   INCEPTION
                                                       1-YEAR      (12/29/00)
                                                      --------    -----------
   Large-Cap Growth Fund
    Return Before Taxes ...........................     (0.76)%      (6.04)%
    Return After Taxes on Distributions ...........     (0.76)%      (6.04)%
    Return After Taxes on Distributions and Sale of
      Fund Shares .................................     (0.50)%      (5.06)%
   Russell 1000 Growth Index* .....................      6.30%      (20.85)%
   Lipper Large Cap Growth Fund Index** ...........      7.45%      (25.80)%


------------------
QUOTED RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS (IN THE CASE OF AFTER-TAX RETURNS, REINVESTED NET OF ASSUMED TAXES).

 *THE RUSSELL 1000 GROWTH INDEX MEASURES PERFORMANCE OF THE COMPANIES WITHIN
  THE RUSSELL 1000 INDEX (THE 1,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION) WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 GROWTH INDEX IS NOT AN ACTUAL INVESTMENT AND DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES AND EXPENSES THAT MUTUAL FUND INVESTORS BEAR.

**THE LIPPER LARGE CAP GROWTH FUND INDEX MEASURES THE COMPOSITE PERFORMANCE OF
  THE 30 LARGEST "LARGE CAP GROWTH" MUTUAL FUNDS, AS CATEGORIZED BY LIPPER ANALYTICAL SERVICES, INC. THE LIPPER LARGE CAP GROWTH FUND INDEX PERFORMANCE IS PRESENTED NET OF THE FUNDS' FEES AND EXPENSES AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

                               FEES AND EXPENSES

     The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.



                                                                 CAPITAL
                                                              APPRECIATION                      LARGE-CAP
                                                                  FUND         TWENTY FUND     GROWTH FUND
                                                             --------------   -------------   ------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price) .....................       None            None            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of purchase price or redemption
 proceeds, whichever is lower) ...........................       None            None            None
Redemption Fee ...........................................       None*           None*           None*
ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees ..........................................       1.30%           1.30%           1.30%
Distribution and/or Service (12b-1) Fees .................       None            None            None
Other Expenses ...........................................       2.66%            3.17%           3.26%
                                                                 ----             ----            ----
Total Annual Fund Operating Expenses .....................       3.96%            4.47%           4.56%


*IF YOU REQUEST THAT THE PROCEEDS OF ANY SALE OF YOUR SHARES BE SENT TO YOU BY WIRE TRANSFER, THE FUNDS' TRANSFER AGENT OR DISTRIBUTOR WILL CHARGE YOU A WIRE FEE OF $15.00.

EXAMPLE: We provide this example to help you compare the cost of investing in each Fund's shares with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund's shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:



                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                          --------   ---------   ---------   ---------
   Capital Appreciation Fund ..........     $398      $1,207      $2,032      $4,172
   Twenty Fund ........................     $448      $1,352      $2,265      $4,590
   Large-Cap Growth Fund ..............     $457      $1,377      $2,305      $4,662

                  INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


INVESTMENT OBJECTIVE OF EACH FUND
     Each Fund's investment objective is capital appreciation. As with any mutual fund, the Funds cannot assure you that their investment objectives will be achieved. The Funds are designed for long-term investors. If you are looking for current income or short-swing market gains, you should not invest in the Funds.

     A Fund may not change its investment objective without the approval of the Fund's shareholders.

INVESTMENT STRATEGIES
     In pursuing its investment objective, each Fund employs its own investment strategies and policies. An investment in each Fund, therefore, involves different risks. The Funds' principal investment strategies are discussed in the "Risk/Return Summary" section. These are the strategies that the Funds' investment adviser believes are most likely to be important in trying to achieve the Funds' objectives.

     In addition to the types of investments described in connection with each Fund's principal investment strategies and elsewhere in this prospectus, each Fund may to a more limited extent invest in other types of securities, including but not limited to: domestically traded stocks of foreign growth companies; investment grade debt securities and, to a more limited extent, non-investment grade debt securities; and zero coupon debt securities. The Funds may also engage in various other practices, such as securities lending. These instruments and practices and their related risks are described in the Statement of Additional Information.

     The Funds generally intend to purchase securities for long-term investment. However, a Fund may also purchase securities in anticipation of relatively short-term gains. (For hedging purposes, the Funds may engage in short-selling of securities already held in the Funds. In addition, the Funds may use short-selling for purposes of attempting to increase investment returns.) Short-term transactions may also result from liquidity needs, from securities having reached a price objective or by reason of economic or other developments not foreseen at the time of the investment. The Funds' investment adviser may make changes in each Fund's portfolio whenever it believes such changes are desirable.

     A Fund's "portfolio turnover rate" measures the degree of change in the makeup of the Fund's investment portfolio. A Fund that experiences rapid growth in its asset base generally will experience higher portfolio turnover. In addition, a Fund that engages in more frequent short-term transactions will have a higher portfolio turnover rate. Each Fund's portfolio turnover rate has been high from time to time. High portfolio turnover rates may subject the Funds to additional transaction costs and may also result in faster realization of taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains or increase losses in a Fund's performance.

     In order to respond to adverse economic, market, political or other conditions that the Funds' investment adviser believes may be unfavorable for profitable investing, a Fund may assume, and for prolonged periods of time the Funds have assumed, a temporary defensive position. During these times, a Fund may invest up to 100% of its assets in cash and cash equivalents such as money market instruments and short-term debt securities. A Fund may also enter into repurchase agreements in pursuing a temporary defensive position, where a Fund purchases a security and the seller (a bank or securities dealer) simultaneously agrees to buy back (repurchase) the security at the same price plus an amount equal to an agreed-upon interest rate, on a specified date. If the seller of a repurchase agreement defaults or becomes insolvent, a Fund could suffer a significant loss. When a Fund assumes a temporary defensive position, a Fund may not be pursuing its investment objective and its investments may be inconsistent with its primary investment strategies. If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. In addition, movements in and out of a temporary defensive position will increase a Fund's portfolio turnover rate and transaction costs, and may negatively impact a Fund's performance.

     Each Fund is subject to various investment restrictions, which are detailed in the Statement of Additional Information. Some of these restrictions are designated as "fundamental" and, therefore, cannot be changed without the approval of Fund shareholders. Other "non-fundamental" restrictions may be changed without the approval of shareholders.


OVERALL RISKS OF INVESTING IN THE FUNDS


     GENERAL. Mutual funds are a convenient and potentially rewarding way to invest, but they do not always meet their investment objectives. The Funds are designed for long-term investors who can accept the risks of investing in a portfolio with substantial common stock holdings. Common stocks tend to be more volatile than other investment choices. The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease. Therefore, the biggest risk of investing in any Fund is that its NAV could go down, and you could lose money.

     INITIAL PUBLIC OFFERING RISK. Each Fund may participate in the initial public offering (IPO) market and historically a significant portion of the Capital Appreciation Fund and Twenty Fund returns during certain periods have been attributed to their investments in IPOs. Participation in IPOs may have a magnified performance impact on a Fund with a small asset base which typically diminishes as the Fund's assets grow. The impact of IPOs on a Fund's performance likely will decrease if the Fund's asset size increases, which could reduce the Fund's total returns over time. IPOs have not been consistently available to the Funds since 2000, and may not be consistently available in future.


     HIGH EXPENSE RATIOS. Each Fund may have, and from time to time certain Funds have had, relatively high expense ratios compared to other mutual funds with similar investment objectives. A high expense ratio, which is typically the result of a Fund with a small asset base, will have an adverse effect on Fund performance. To the extent that a Fund with a high expense ratio does not experience growth in its asset base, or experiences a decline in its asset base, the expense ratio will remain high or even increase.


RISKS RELATING TO CERTAIN PRINCIPAL INVESTMENT STRATEGIES

     DIVERSIFICATION. Diversification is a way to reduce risk by investing in a broad range of stocks. As "non-diversified" funds, the Funds have the ability to take larger positions in a smaller number of issuers. Therefore, the appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund. However, none of the Funds may invest more than 25% of its assets (measured at the time of investment) in any one issuer, excluding obligations of the U.S. Government or its agencies or instrumentalities (U.S. Government securities).

     MARKET SECTOR CONCENTRATION. Each Fund may invest more than 25% of its assets in one or more market sectors, for example, the technology sector, but may not invest more than 25% of its assets (measured at the time of investment) in any single industry. Determinations of what constitutes an "industry" will be made by the Funds' investment adviser in its reasonable discretion. A market sector may be made up of companies in a number of related industries. When a Fund concentrates in a market sector, financial, economic, business and other developments affecting that sector may have a greater impact on the Fund's performance than if it had not concentrated in that sector.

     INVESTMENTS IN SMALLER AND MEDIUM-SIZED COMPANIES. Capital Appreciation Fund and Twenty Fund may from time to time invest a substantial portion of their assets in securities issued by smaller companies. Investments in such companies may offer greater opportunities for capital appreciation than investments in larger companies, but may involve certain special risks. Such companies may have limited product lines, markets or financial resources and may be dependent on a limited management group. The securities of such companies may trade less frequently and in smaller volume than more widely held securities. Their values may fluctuate more sharply than those of other securities. The Funds may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about, and market interest in, smaller companies than is the case with larger companies. It may take longer for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Capital Appreciation Fund and Twenty Fund may also from time to time invest a substantial portion of their assets in securities issued by medium-sized companies. While stocks of medium-sized companies may be slightly less volatile than those of smaller companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the stock market averages in general.

     BORROWING AND LEVERAGE. Each Fund may borrow money on an opportunistic basis to invest in additional portfolio securities. This practice, known as "leverage," increases a Fund's market exposure and risk. When a Fund is "leveraged" and its investments fluctuate in value, the Fund's NAV will normally fluctuate more than if it had not leveraged its assets. In addition, the interest a Fund must pay on borrowed money will reduce any gains or increase any losses. Successful use of leverage by a Fund depends on the investment adviser's ability to predict market movements correctly. The amount of money borrowed by a Fund for leverage may not exceed one-third of the Fund's total assets (including the amount borrowed).

     OPTIONS AND FUTURES. Each Fund may buy and sell call and put options and futures contracts (and related options) to attempt to hedge, or protect, against changes in the prices of portfolio securities when the investment adviser believes that market conditions make it advisable to do so. Each Fund may also employ these techniques on an opportunistic basis to attempt to realize additional investment returns. Historically, the Funds have used these techniques extensively and will likely continue to do so. There is no guarantee that the Funds will be able to utilize these techniques effectively for their intended purposes. Options and futures contracts involve certain costs and risks, which are described below and, in greater detail, in the Statement of Additional Information.

     If a Fund purchases a put option on a security, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option. If a Fund purchases a call option on a security, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. A Fund also may write "covered" call options, giving the Fund the obligation to sell the underlying security to the buyer of the option at a specified price at any time during the term of the option. The call option is "covered" because the Fund must own or have the right to acquire the security underlying the option.

     If a Fund sells a financial "futures" contract on a securities index, the Fund becomes obligated to deliver the value of the index at a specified future time for a specified price. If a Fund buys a financial futures contract on an index, the Fund becomes obligated to take delivery of the value of the index at a specified future time at a specific price. An option on a futures contract gives the buyer the right to buy from or sell to the seller a futures contract at a specific price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.

     Successful use of futures contracts and related options by a Fund depends greatly on the investment adviser's ability to correctly forecast the direction of market movements. In the case of an incorrect market forecast, the use of futures contracts will reduce or eliminate gains or subject a Fund to increased risk of loss. In hedging transactions, changes in the prices of futures contracts or options may not correlate perfectly with the changes in the market value of securities the investment adviser is seeking to hedge. AS A RESULT, EVEN A CORRECT MARKET FORECAST COULD RESULT IN AN UNSUCCESSFUL HEDGING TRANSACTION.

     Other risks arise from a Fund's potential inability to close out futures contracts or options positions. Each Fund will enter into options or futures contracts transactions only if the investment adviser believes that a liquid secondary market exists for the options or futures contracts. However, there is no guarantee that a Fund will be able to effect "closing transactions" at any particular time or at an acceptable price. In addition, if an option contract purchased by a Fund expires without being exercised, the Fund will suffer a loss equal to the purchase price of the option contract and related transaction costs.

     Each Fund may use futures contracts and related options on an opportunistic basis to attempt to enhance investment returns in addition to hedging against market risk. SUCH USE OF FUTURES CONTRACTS INVOLVES RISKS SIMILAR TO THE USE OF LEVERAGE. Within applicable regulatory limits, a Fund can be subject to the same degree of market risk as if approximately twice its net assets were fully invested in securities. This may result in substantial additional losses in falling markets.

     SHORT SALES. The Funds' investment adviser may sell a security short on behalf of a Fund when it anticipates that the price of the security will decline. When a security is sold "short" by a Fund, the Fund borrows the security sold to complete the sale and must replace the borrowed security at a future date. If the value of a security sold short goes up between the sale date and the scheduled replacement date, the Fund incurs a loss. Possible losses from short sales differ from losses that could be incurred from purchases of securities, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. There is no guarantee that the Fund will be able to close out a short position at a particular time or at an acceptable price. All short sales must be fully secured by other securities (primarily U.S. Government securities). Further, a Fund may not sell securities short if, immediately after the sale, the value of all securities sold short by the Fund exceeds 25% of the Fund's total assets. Each Fund limits short sales of any one issuer's securities to 5% of the Fund's total assets and to 5% of any one class of the issuer's securities.

     In addition, for hedging purposes, each Fund may engage in short-selling of securities already held in the Fund. This practice is called short-selling "against the box."



PORTFOLIO HOLDINGS
     The Funds have adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A description of these policies and procedures is available in the Funds' Statement of Additional Information.




                            MANAGEMENT OF THE FUNDS

     Jundt Associates, Inc. serves as each Fund's investment adviser and, as such, is responsible for managing each Fund's investment portfolio. Founded in 1982, Jundt Associates provides investment management services to investment companies and other pooled investment vehicles. As of April 15, 2004, Jundt Associates had more than $245 million in assets under management.


     Jundt Associates employs a team approach in managing the Funds' portfolios. All investment decisions are made by one or more of the firm's portfolio managers: James R. Jundt (Chairman and Chief Executive Officer of Jundt Associates), Marcus E. Jundt (Vice Chairman of Jundt Associates) and Paul W. Bottum. The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of securities in the Funds.



   o JAMES R. JUNDT, CFA, began his investment career in 1964 with Merrill Lynch, Pierce, Fenner & Smith Incorporated, New York, New York, as a security analyst before joining Investors Diversified Services, Inc. (now known as American Express Financial Advisers, Inc.) in Minneapolis, Minnesota in 1969, where he served in analytical and portfolio management positions until 1979. From 1979 to 1982, Mr. Jundt was a portfolio manager for St. Paul Advisers, Inc. (now known as Fortis Advisers, Inc.) in Minneapolis. In December 1982, Mr. Jundt left St. Paul Advisers and founded Jundt Associates. He has served as Chairman of the Board of American Eagle Funds, Inc. since 1999, Jundt Funds, Inc. since 1995, and The Jundt Growth Fund, Inc. since 1991. Mr. Jundt has approximately 40 years of investment experience. Mr. Jundt also serves as Chairman of the Board of U.S. Growth Investments, Inc., each Fund's distributor.

   o MARCUS E. JUNDT, son of James R. Jundt, has been Vice Chairman of Jundt Associates since 1992. Mr. Jundt was employed as a research analyst for Victoria Investors in New York, New York from 1988 to 1992, and from 1987 to 1988 was employed by Cargill Investor Services, Inc., where he worked on the floor of the Chicago Mercantile Exchange. He has served as President of American Eagle Funds, Inc., Jundt Funds, Inc. and The Jundt Growth Fund, Inc. since 1999, and has been the President of U.S. Growth Investments, Inc. since 1997. Mr. Jundt has served as a portfolio manager of Jundt Funds, Inc. since 1995 and The Jundt Growth Fund, Inc. since 1992. Mr. Jundt has approximately 17 years of investment and related experience.

   o PAUL W. BOTTUM has been a Portfolio Manager with Jundt Associates since 2000, as well as an Analyst with Jundt Associates since 1999. In 1998, he was the Vice President of Sales of cMore Medical, Inc. From 1995 to 1998, he was the Director of Marketing of Spine-Tech, Inc. From 1991 to 1995, he was a project manager with Scimed Life Systems. He graduated from the

     University of Wisconsin in 1985 with a B.A. degree and in 1987 with an M.S. degree in Business Administration. Mr. Bottum graduated from the University of Minnesota in 1992 with a Ph.D. in Business Administration.

     Each Fund pays Jundt Associates advisory fees of 1.30% per year of the Fund's average daily net assets.


     A discussion regarding the basis for the Board of Directors of the Funds approving the investment advisory contracts of the Funds will be available in the Funds' annual report to shareholders for the fiscal year ending December 31, 2005.


     Each Fund also engages various other service providers, as described under "Firms that Provide Services to the Funds" below.



                            HOW TO BUY FUND SHARES

     You may purchase Fund shares on any day that the New York Stock Exchange
(NYSE) is open for business (generally, every week day other than customary national holidays). A Fund may reject a purchase order for any reason, such as non-compliance with the requirements of the Funds' anti-money laundering program or any other reason its officers determine is in the best interests of the Fund or its shareholders. A Fund may also suspend, modify or terminate any purchase option, policy or plan at any time without notice to shareholders. In addition, the offering of Fund shares may be suspended or limited at any time without notice to shareholders.

     DETERMINATION OF NAV. If you purchase Fund shares, you pay the next-determined net asset value (NAV) of the shares after your order is received. NAV generally is calculated once daily after the close of normal trading on the NYSE (generally 4:00 p.m., New York time) on each day the NYSE is open for business. The NAV of each share is the value of that share's portion of the Fund's assets, minus its portion of the Fund's liabilities. The most significant asset of each Fund is the Fund's investments. Each Fund generally values its investments based on their closing market values. If closing market values are not readily available for certain investments, those investments are valued at their "fair value" as determined by or under the supervision of the Funds' Board of Directors. Debt securities may be valued based on quotations furnished by pricing services or by dealers who make a market in those securities.

     MINIMUM INVESTMENTS. The minimum initial investment in Fund shares is $1,000. You may make subsequent investments of at least $50. These minimums may not apply to certain retirement plans or custodial accounts for the benefit of minors. Contact the Funds for more information.

     OPENING AN ACCOUNT. You may open an account with and purchase Fund shares from the Funds' distributor, U.S. Growth Investments (by contacting the Funds by mail or phone, as specified below).

   o PURCHASES BY MAIL. Complete the attached application and mail it, along with a check payable to the applicable Fund, to: The American Eagle Funds, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or The American Eagle Funds, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207 (for overnight delivery). IF YOUR CHECK IS RETURNED FOR ANY REASON, A $25 FEE WILL BE ASSESSED AGAINST YOUR ACCOUNT. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUNDS AS A RESULT.


     THE FUNDS WILL NOT ACCEPT PAYMENT IN CASH OR MONEY ORDERS. THE FUNDS ALSO DO NOT ACCEPT CASHIER'S CHECKS IN AMOUNTS OF LESS THAN $10,000. TO PREVENT CHECK FRAUD, THE FUND WILL NOT ACCEPT THIRD PARTY CHECKS, TREASURY CHECKS, CREDIT CARD CHECKS, TRAVELER'S CHECKS OR STARTER CHECKS FOR THE PURCHASE OF SHARES.

   o PURCHASES BY TELEPHONE. After your account has been established, you may purchase shares of the fund by calling 1-800-335-0333. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account via the Automated Clearing House ACH network. You must have banking information established on your account prior to making a purchase. The minimum telephone purchase amount is $50. Your shares will be purchased at the price calculated on the day of your purchase order.

   o PURCHASES BY WIRE. If you are making your first investment in the Funds, before you wire funds, the transfer agent must have a completed account application. You can mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

     U.S. Bank, N.A.
     777 East Wisconsin Avenue
     Milwaukee,WI 53202
     ABA #075000022
     CREDIT: U.S. Bancorp Fund Services, LLC
             Account #112-952-137
     FURTHER CREDIT:  American Eagle Funds (Name of Fund to be purchased)
                      (Shareholder name and account number)

     Before sending any wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.


     You may also open an account with and purchase Fund shares from firms that have selling agreements with U.S. Growth Investments. You may be charged an additional fee at the time you purchase or redeem Fund shares through a broker or agent. U.S. Growth Investments currently imposes no additional fee (other than wire transfer charges) if you make purchases or redemptions directly through U.S. Growth Investments.

     In addition, you may be subject to different cutoff times for orders to purchase or redeem Fund shares through a broker or agent. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective the same day. This allows your broker or agent time to process your request and transmit it to the Funds.

     In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please call 1-800-335-0333 if you need additional assistance when completing your Application.

     If the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within 5 business days if clarifying information/documentation is not received.


     AUTOMATIC INVESTMENT PLAN. Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Funds, on a monthly, bi-monthly, quarterly, or semi-annual basis. In order to participate in the Plan, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Funds' transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Funds' transfer agent at 1-800-335-0333. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to effective date.

     RETIREMENT INVESTING. You may establish a Fund account as an Individual Retirement Account (IRA). You also may be able to purchase Fund shares as an investment for other qualified retirement plans in which you participate. Examples include a profit-sharing or money purchase plan, a 401(k) plan, a 403(b) plan, or a Simplified Employer Pension (SEP) plan. You should consult your tax advisor, employer and/or plan administrator before investing. Call the Funds for more information and application forms.

                         HOW TO SELL YOUR FUND SHARES

     You normally may sell (redeem) your Fund shares on any business day at their next-determined NAV after the Funds' receipt of your redemption request. You may be subject to different cutoff times if you are redeeming Fund shares through a broker or agent. In these cases, you will have to place your redemption request by an earlier time in order for your redemption to be effective the same day. The Funds normally make payment within three days. However, if you very recently purchased your shares by personal check, your redemption payment may be delayed (typically for not more than 15 days) to permit your check to clear. The value of shares redeemed may be more or less than their original cost depending upon their NAV at the time of redemption.

     You may not redeem your Fund shares on any day that the NYSE is closed (generally, weekends and customary national holidays). The Funds also may suspend or modify any right of redemption if permitted by applicable laws and rules that are designed to protect Fund shareholders (for example, when emergencies or restrictions in the securities markets make it difficult or impossible for the Funds to determine their net asset values or to sell their investments in an orderly manner).

     If redemptions cause any of your Fund accounts to fall below $1,000, and the account remains below $1,000 for 60 days after the Fund notifies you in writing, the Fund may close your account and mail you a check for your account balance.


     Generally, proceeds will be paid in cash. However, to minimize the effect of large redemption requests on a Fund and its remaining shareholders, each Fund reserves the right to pay redemptions "in kind," which means you would be paid in portfolio securities. Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. If a redemption were made in kind, a shareholder would incur transaction costs in disposing of any securities received.


MARKET TIMING POLICIES AND PROCEDURES
     Some investors attempt to profit from various short-term or frequent trading strategies commonly known as market timing. Excessive purchases and redemptions disrupt underlying portfolio management, hurt underlying fund performance and drive underlying fund expenses higher. These costs are borne by all investors, including long-term investors who do not generate these costs. Therefore, the Funds have adopted a market timing policy in order to discourage excessive trading.

     RISK. The Funds have determined that the risk of market timing activity in the Funds is low. This determination is based on the infrequent trading activity in shares of the Funds, the historical lack of market timing activity in the Funds, the ability of the Chief Compliance Officer of the Funds (the "Chief Compliance Officer") and service providers of the Funds to detect potential market timing activity and the fee structure of the Funds.

     Because the Funds have determined that the risk of market timing in the Funds is relatively low, the Funds do not specifically limit the volume or number of purchases, redemptions, or exchanges that a shareholder may make within a given time period and the Funds do not impose a minimum holding period before an investor may make exchanges into another fund. Likewise, the Funds do not currently assess redemption, exchange, administrative or other fees on investors deemed to be engaged in market timing. However, the Funds may reject a purchase order for any reason its officers determine is in the best interests of the Funds or its shareholders.

     MONITORING. The Funds recognize that the low risk of market timing in the Funds does not foreclose the possibility. Therefore, the Funds take reasonable measures to prevent market timing activity by monitoring trading activity in the Funds. It is the responsibility of the Chief Compliance Officer to monitor all trading activity in the Funds to identify potential market timing or excessive trading activity. The Chief Compliance Officer may consider several factors when evaluating trading activity, including, but not limited to:

     o The amount of the transaction;

     o The frequency of transactions;

     o The time frame between which purchases and redemptions (including exchanges) are executed; and

     o The asset size of the relevant fund.

     The Chief Compliance Officer will review all trading activity on a daily basis and will bring to the attention of a portfolio manager, the relevant financial intermediary or U.S. Bancorp Fund Services, LLC, as the administrator of the Funds, any suspected market timing or excessive trading activity. If accepting any investment is deemed not to be in the best interest of long term investors because of market timing or excessive trading concerns, the Chief Compliance Officer shall work with the Funds' Transfer Agent to deny the investor the right to purchase shares of any Fund.

     Although the Funds will use reasonable efforts to prevent market timing activities in the Funds by monitoring trading activity as described above, these monitoring functions are limited to circumstances where detection of market timing is practicable. For example, the Funds may receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result it is impracticable for the Funds' to detect frequent trading activities by investors that hold shares through financial intermediaries and thus the Funds do not monitor for these activities.

     At least annually the Chief Compliance Officer shall report the results of the monitoring to the Board of Directors.

     U.S. BANCORP FUND SERVICES. If the Chief Compliance Officer determines that the monitoring functions described in this policy do not adequately prevent market timing or excessive trading, the Chief Compliance Officer may request that U.S. Bancorp Fund Services, LLC, as the administrator of the Funds, take any or all of the following actions:

     o Monitor specific shareholder accounts to identify potential market timing activity;

     o Notify shareholders that market timing activity is prohibited by the Fund;

     o Terminate relationships as directed by the Chief Compliance Officer; or

     o Assist in imposing redemption fees, placing stops or disallowing exchanges on suspected market-timing accounts if authorized by the applicable prospectus.

     SECURITIES AND EXCHANGE COMMISSION RULES. As part of its ongoing commitment to preventing market timing, the Funds will follow Securities and Exchange Commission rulemaking initiatives. The Funds undertake to comply with final rules issued by the Commission regarding market timing.

OTHER POLICIES


     SIGNATURE GUARANTEES. Your request to sell shares must be made in writing and include a signature guarantee if any of the following situations apply:

     o you request to redeem more than $50,000 worth of shares;

     o you have changed your account registration or address within the last 15 days;

     o you request the check be mailed to a different address than the one on your account;

     o you request the check be made payable to someone other than the account owner; or

     o you request the redemption or exchange proceeds be transferred to an account with a different registration; or

     o any redemption transmitted by federal wire transfer to a bank other than the bank of record.


     A signature guarantee will also be required when:

     o When adding telephone redemption to an existing account;

     o When changing any pre-determined bank information on your account.


     You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

     EXCHANGE PRIVILEGE. Except as provided below, you may exchange some or all of your Fund shares for shares of equal value of another Fund. The minimum amount which you may exchange is $1,000. The Funds may restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered a sale of shares for income tax purposes.


     EXPEDITED TELEPHONE REDEMPTIONS. The Funds currently offer telephone redemptions if you are redeeming shares worth at least $1,000 but not more than $50,000. If you completed the appplicable section of the account application, you may redeem shares by calling 1-800-335-0333. Redemption proceeds will be sent by check to your address of record, by wire to your pre-determined bank, or by electronic funds transfer via the Automated Clearing House (ACH) network to the bank account established on your fund account. There is a $15 fee for each wire transfer. If proceeds are sent via the ACH network, the funds are usually available in 2-3 business days.


     Your broker may allow you to effect an expedited redemption of Fund shares purchased through your broker by notifying him or her of the amount of shares to be redeemed. Your broker is then responsible for promptly placing the redemption request with the Fund on your behalf.


     MONTHLY CASH WITHDRAWAL PLAN. You can elect to participate in our Monthly Cash Withdrawal Plan by completing the Systematic Withdrawal Plan section on the regular Account Application. This plan allows you to arrange for automatic withdrawals from your Fund account. Payments may be sent via check to your address of record or sent to a pre-authorized bank account by electronic funds transfer via the Automated Clearing House (ACH) network, provided your bank is a member. You select the schedule for systematic withdrawals, which may be on a monthly quarterly or annually. You also select the amount of each systematic withdrawal, subject to a $100 minimum. To begin systematic withdrawals, you must have a Fund account valued at $10,000 or more. The Monthly Cash Withdrawal Plan may be terminated or modified by contacting the transfer agent within 5 days of the effective date.

     IRA REDEMPTIONS. An investor who has an IRA or other retirement plans must indicate on his or her redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.


                            DISTRIBUTIONS AND TAXES


DISTRIBUTIONS
     If you elect to have distributions paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. If you elect to receive distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.


TAXES
     Distributions from a Fund to you are taxable (unless you are exempt from taxes). Distributions to you from a Fund's income and short-term capital gains will be taxable as "ordinary income." Long-term capital gain distributions will be taxed at applicable long-term capital gains rates regardless of the length of time you have held your Fund shares. The composition of distributions in any year will depend upon a variety of market and other conditions and cannot be predicted accurately. A portion of a Fund's dividends may qualify for the dividends received deduction for corporations. A Fund's distributions will be taxable when they are paid, whether you take them in cash or reinvest them in additional Fund shares, except that distributions declared in December but paid in January are taxable as if paid on or before December 31. Also, an exchange of a Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gains on the transaction may be subject to federal income tax. The federal income tax status of all distributions will be reported to you annually. In addition to federal income taxes, distributions may also be subject to state or local taxes. If you live outside the United States, the dividends and other distributions could also be taxed by the country in which you live.

"BUYING A DISTRIBUTION"
     On the date of a distribution by a Fund, the price of its shares is reduced by the amount of the distribution. If you purchase shares of a Fund on or before the record date ("buying a distribution"), you will pay the full price for the shares (which includes realized but undistributed earnings and capital gains of the Fund that accumulate throughout the year), and then receive a portion of the purchase price back in the form of a taxable distribution. For this reason, most taxable investors avoid buying Fund shares at or near the time of a large distribution.

     THIS TAX INFORMATION IS GENERAL IN NATURE. YOU SHOULD CONSULT YOUR TAX ADVISOR REGARDING FEDERAL, STATE, LOCAL OR FOREIGN TAX ISSUES THAT MAY RELATE TO YOU SPECIFICALLY.

                             FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     Per share data for a share of capital stock outstanding throughout each year and selected supplemental and ratio information for each year indicated, calculated based on average shares outstanding, are as follows:


                           CAPITAL APPRECIATION FUND




                                                       YEAR           YEAR            YEAR            YEAR           YEAR
                                                       ENDED          ENDED          ENDED           ENDED          ENDED
                                                     12/31/04       12/31/03        12/31/02        12/31/01       12/31/00
                                                     --------       --------        --------        --------       --------
Net Asset Value
 Beginning of year .............................     $  5.05        $  3.79        $   7.05        $   9.79        $ 10.00
                                                     -------        -------        --------        --------        -------
Operations:
 Net investment loss ...........................       (0.14)         (0.02)          (0.08)          (0.14)         (0.25)
 Net realized and unrealized gains (losses)
  on investments ...............................        0.49           1.28           (3.18)          (1.57)          8.83
                                                     -------        -------        --------        --------        -------
 Total from operations .........................        0.35           1.26           (3.26)          (1.71)          8.58
                                                     -------        -------        --------        --------        -------
Distributions
 Distribution from net realized gains ..........          --             --              --           (1.03)         (8.79)
                                                     -------        -------        --------        --------        -------
Net Asset Value
 End of year ...................................     $  5.40        $  5.05        $   3.79        $   7.05        $  9.79
                                                     =======        =======        ========        ========        =======
Total return (1) ...............................        6.93%         33.25%         (46.24)%        (17.17)%        84.67%
Net assets at end of year (000s omitted) .......     $ 3,503        $ 5,291        $  4,531        $ 11,999        $13,044
Ratio of Expenses to Average Net Assets
 Net expenses ..................................        3.94%          3.81%           3.26%           2.42%          2.61%
 Gross expenses including interest expense .....        3.96%          3.85%           3.48%           2.48%          2.63%
Ratio of Net Investment Loss to Average
 Net Assets
 Net investment loss ...........................       (2.81)%        (0.39)%         (1.49)%         (1.57)%        (1.56)%
 Portfolio turnover rate .......................         247%           141%            261%            392%           557%



------------------
(1) Total investment return is based on the change in net asset value of a share during the year, and assumes reinvestment of distributions.

                                  TWENTY FUND




                                                       YEAR           YEAR            YEAR            YEAR           YEAR
                                                       ENDED          ENDED          ENDED           ENDED          ENDED
                                                     12/31/04       12/31/03        12/31/02        12/31/01       12/31/00
                                                     --------       --------        --------        --------       --------
Net Asset Value
 Beginning of year .............................     $  6.37        $  4.73        $   7.17        $   9.35        $ 10.00
                                                     -------        -------        --------        --------        -------
Operations:
 Net investment loss ...........................       (0.26)         (0.03)          (0.10)          (0.18)         (0.33)
 Net realized and unrealized gains (losses)
  on investments ...............................        1.44           1.67           (2.34)          (1.27)          5.64
                                                     -------        -------        --------        --------        -------
 Total from operations .........................        1.18           1.64           (2.44)          (1.45)          5.31
                                                     -------        -------        --------        --------        -------
Distributions:
 Distribution from net realized gains ..........          --             --              --           (0.73)         (5.96)
                                                     -------        -------        --------        --------        -------
Net Asset Value
 End of year ...................................     $  7.55        $  6.37        $   4.73        $   7.17        $  9.35
                                                     =======        =======        ========        ========        =======
Total return (1) ...............................       18.52%         34.67%         (34.03)%        (15.47)%        49.66%
Net assets at end of year (000s omitted) .......     $ 2,380        $ 4,029        $  3,204        $  8,242        $ 7,951
Ratio of Expenses to Average Net Assets
 Net expenses ..................................        4.47%          4.40%           3.75%           2.95%          2.93%
 Gross expenses including interest expense .....        4.47%         N/A              3.77%           3.01%          2.97%
Ratio of Net Investment Loss to Average
 Net Assets
  Net investment loss ..........................       (3.89)%        (0.56)%         (1.68)%         (2.28)%        (2.24)%
  Portfolio turnover rate ......................         239%           129%            206%            212%           297%



------------------
(1) Total investment return is based on the change in net asset value of a share during the year, and assumes reinvestment of distributions.

                             LARGE-CAP GROWTH FUND




                                                    YEAR         YEAR          YEAR         YEAR
                                                    ENDED        ENDED        ENDED         ENDED        FOR THE PERIOD
                                                  12/31/04     12/31/03      12/31/02     12/31/01    12/29/00* - 12/31/00
                                                  --------     --------      --------     --------    --------------------
Net Asset Value
 Beginning of year ............................   $  7.85      $  6.66      $   9.01      $ 10.00          $ 10.00
                                                  -------      -------      --------      -------          -------
Operations:
 Net investment loss ..........................     (0.29)       (0.02)        (0.06)       (0.16)              --
 Net realized and unrealized gains (losses)
  on investments ..............................      0.23         1.21         (2.29)       (0.83)              --
                                                               -------      --------      -------          -------
 Total from operations ........................     (0.06)        1.19         (2.35)       (0.99)              --
                                                  -------      -------      --------      -------          -------
Net Asset Value
 End of year ..................................   $  7.79      $  7.85      $   6.66      $  9.01          $ 10.00
                                                  =======      =======      ========      =======          =======
Total returns (1) .............................     (0.76)%      17.87%       (26.08)%      (9.90)%           0.00%
Net assets at end of year (000s omitted) ......   $ 1,625      $ 3,980      $  6,308      $10,787          $    --
Ratio of Expenses to Average Net Assets
 Net expenses .................................      4.53%        3.64%         3.08%        2.74%             N/A
 Gross expenses including interest expense.....      4.56%        3.67%         3.09%        2.78%             N/A
Ratio of Net Investment Loss to Average
 Net Assets
  Net investment loss .........................     (3.82)%      (0.29)%       (0.81)%      (1.76)%            N/A
  Portfolio turnover rate .....................       296%         134%          258%         276%               0%

------------------
(1) Total investment return is based on the change in net asset value of a share during the year, and assumes reinvestment of distributions.
 *  Commencement of operations.

  [LOGO]                                              AMERICAN EAGLE FUNDS
 AMERICAN                                             PURCHASE APPLICATION
EAGLE FUNDS                              PLEASE DO NOT USE THIS FORM FOR IRA ACCOUNTS.

Mail To:                                    Overnight Express Mail To:                    By Wire:
   American Eagle Funds                        American Eagle Funds                          U.S. Bank, N.A.
   c/o U.S. Bancorp Fund Services, LLC         c/o U.S. Bancorp Fund Services, LLC           Milwaukee, WI 53202
   PO Box 701                                  615 E. Michigan St., 3rd Floor                ABA#: 075000022
   Milwaukee, WI 53201-0701                    Milwaukee, WI 53202-5207                      Credit: U.S. Bancorp Fund Services, LLC
                                                                                             Account #: 112-952-137
                                                                                             Further Credit: American Eagle Funds
                                                                                                    (name and account number)

                                For additional information please call toll-free 1-800-335-0333.

------------------------------------------------------------------------------------------------------------------------------------
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify, and record the following information for all registered owners or others who may be authorized to act on an account: FULL NAME, DATE OF
BIRTH, SOCIAL SECURITY NUMBER, AND PERMANENT STREET ADDRESS. CORPORATE, TRUST AND OTHER ENTITY ACCOUNTS REQUIRE ADDITIONAL
DOCUMENTATION. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's net asset value.
------------------------------------------------------------------------------------------------------------------------------------

1. INVESTOR INFORMATION -- SELECT ONE

[ ] Individual
                    __________________________________     ______     _____________________________________    _____________________
                    FIRST NAME                             M.I.       LAST NAME                                DOB (Mo/Dy/Yr)

                    _____________________________________________     _____________________________________    _____________________
                    SOCIAL SECURITY NUMBER                            DRIVER'S LICENSE OR STATE I.D. NUMBER    STATE OF ISSUE

[ ] Joint Owner
                    __________________________________     ______     _____________________________________    _____________________
                    FIRST NAME                             M.I.       LAST NAME                                DOB (Mo/Dy/Yr)

                    _____________________________________________     _____________________________________    _____________________
                    SOCIAL SECURITY NUMBER                            DRIVER'S LICENSE OR STATE I.D. NUMBER    STATE OF ISSUE
                    REGISTRATION WILL BE JOINT TENANCY WITH RIGHTS OF SURVIVORSHIP (JTWROS), UNLESS OTHERWISE SPECIFIED.

[ ] Gift to Minor
                    __________________________________     ______     _____________________________________    _____________________
                    CUSTODIAN'S FIRST NAME                 M.I.       LAST NAME                                DOB (Mo/Dy/Yr)
                    (ONLY ONE PERMITTED)

                    _____________________________________________     _____________________________________    _____________________
                    CUSTODIAN'S SOCIAL SECURITY NUMBER                DRIVER'S LICENSE OR STATE I.D. NUMBER    STATE OF ISSUE

                    __________________________________     ______     _____________________________________    _____________________
                    MINOR'S FIRST NAME                     M.I.       LAST NAME                                DOB (Mo/Dy/Yr)
                    (ONLY ONE PERMITTED)

                    _____________________________________________     _____________________________________
                    MINOR'S SOCIAL SECURITY NUMBER                    MINOR'S STATE OF RESIDENCE

[ ] Corporation/
    Trust*
                    ________________________________________________________________________________________________________________
                    NAME OF TRUST/CORPORATION/PARTNERSHIP AND STATE OF ORGANIZATION

[ ] Partnership*
                    ________________________________________________________________________________________________________________
                    NAME OF TRUSTEE(S)

[ ] Other Entity*
                    __________________________________________________     _________________________________________________________
                    SOCIAL SECURITY NUMBER / TAX ID NUMBER                 DATE OF AGREEMENT (Mo/Dy/Yr)

                    * You must supply documentation to substantiate existence of your organization (i.e., Articles of
                    Incorporation/Formation/Organization, Trust Agreements, Partnership Agreement or other official documents.)

                    REMEMBER TO INCLUDE A SEPARATE SHEET DETAILING THE FULL NAME, DATE OF BIRTH, SOCIAL SECURITY NUMBER AND
                    PERMANENT STREET ADDRESS FOR ALL AUTHORIZED INDIVIDUALS.

====================================================================================================================================
2. PERMANENT STREET ADDRESS (P.O. Box is not acceptable)              [ ] Mailing Address (if different from Permanent):
(Residential Address or Principal Place of Business)                      IF COMPLETED, THIS ADDRESS WILL BE USED AS THE ADDRESS OF
                                                                          RECORD FOR ALL STATEMENTS, CHECKS, AND REQUIRED MAILINGS.
______________________________________________     _________
STREET                                             APT/SUITE

________________________________    __________     _________              ____________________________________________     _________
CITY                                STATE          ZIP CODE               STREET                                           APT/SUITE

_______________________________     _____________________________         ________________________________     _______     _________
DAYTIME PHONE NUMBER                EVENING PHONE NUMBER                  CITY                                 STATE       ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
[ ] Duplicate Statement #1:                                           [ ] Duplicate Statement #2:
    COMPLETE ONLY IF YOU WISH SOMEONE OTHER THAN THE ACCOUNT              COMPLETE ONLY IF YOU WISH SOMEONE OTHER THAN THE ACCOUNT
    OWNER(S) TO RECEIVE DUPLICATE STATEMENTS.                             OWNER(S) TO RECEIVE DUPLICATE STATEMENTS.

______________________________________________     _________              ____________________________________________     _________
STREET                                             APT/SUITE              STREET                                           APT/SUITE

________________________________    __________     _________              ________________________________     _______     _________
CITY                                STATE          ZIP CODE               CITY                                 STATE       ZIP CODE

====================================================================================================================================
3. INVESTMENT CHOICES      [ ] By check: Make check payable to American Eagle Funds. $ ____________
                               NOTE: GENERALLY, CASHIER'S CHECKS OF $10,000 OR LESS, MONEY ORDERS OF ANY AMOUNT, AND
                               THIRD PARTY CHECKS ARE NOT ACCEPTED.
                           [ ] By wire: Call 1-800-335-0333. Indicate amount of wire $ ____________

                               NOTE: BEFORE YOU MAY WIRE FUNDS, THE TRANSFER AGENT MUST HAVE YOUR COMPLETED ACCOUNT APPLICATION.


                                                                                            DISTRIBUTION OPTIONS
                                                                                            --------------------
FUND NAME                                         INVESTMENT AMOUNT     IF NOTHING IS CHECKED, ALL DISTRIBUTIONS WILL BE REINVESTED.
---------                                         -----------------
                                                   $1,000 MINIMUM        CAPITAL GAINS &      CAPITAL GAINS         CAPITAL GAINS
                                                                           DIVIDENDS           REINVESTED &          & DIVIDENDS
                                                                          REINVESTED        DIVIDENDS IN CASH*         IN CASH*
[ ] American Eagle Capital Appreciation Fund  733    $ __________            [ ]                   [ ]                    [ ]
[ ] American Eagle Twenty Fund                734    $ __________            [ ]                   [ ]                    [ ]
[ ] American Eagle Large-Cap Growth Fund      735    $ __________            [ ]                   [ ]                    [ ]

                                                                        * Unless otherwise indicated, cash distributions will be
                                                                          mailed to the address in Section 2.
====================================================================================================================================
4. AUTOMATIC INVESTMENT PLAN    If you choose this option, funds will be automatically transferred from your checking or savings account. Please attach a voided check or preprinted savings deposit slip to this application. We are unable to debit mutual fund or pass-through ("for further credit") accounts. Please contact your financial institution to determine if it participates in the Automated Clearing House system (ACH).

                                                                  Amount per Draw          AIP Start Month            AIP Start Day

[ ] American Eagle Capital Appreciation Fund         733            $ __________             $ __________             $ __________
[ ] American Eagle Twenty Fund                       734            $ __________             $ __________             $ __________
[ ] American Eagle Large-Cap Growth Fund             735            $ __________             $ __________             $ __________


                      ----                                                           ----
                     |                                                                   |
                     |                                                                   |

                                       ATTACH VOIDED CHECK OR PREPRINTED
                                           SAVINGS DEPOSIT SLIP HERE

                     |                                                                   |
                     |                                                                   |
                      ----                                                           ----

                     PLEASE KEEP IN MIND THAT:
                     o There is a $25 fee if the automatic purchase cannot be made (assessed by redeeming shares from your account).
                     o Participation in the plan will be terminated upon redemption of all shares.

====================================================================================================================================
5. TELEPHONE OPTIONS                  [ ] REDEMPTION -- permits the transfer of funds via:
                                          [ ] Check to address in section 2
   Your signed Application                [ ] Federal wire to your bank account below ($15.00 charge for each wire)*
   must be received at least              [ ] EFT, at no charge, to your bank account below (funds are typically credited within two
   15 business days prior to                  days after redemption)*
   initial transaction.               [ ] PURCHASE (EFT) ($50 minimum) -- permits the on-demand purchase of shares from your bank account.*
                                      [ ] EXCHANGE -- permits the exchange of shares between identically registered accounts.
                                      [ ] E-MAIL ADDRESS -- permits the fund to send you updates ____________________________

                                          *IF YOU SELECTED ANY OF THESE OPTIONS, PLEASE ATTACH A VOIDED CHECK OR A PREPRINTED
                                           SAVINGS DEPOSIT SLIP TO THIS APPLICATION. WE ARE UNABLE TO DRAFT OR CREDIT YOUR ACCOUNT
                                           VIA EFT IF IT IS A MUTUAL FUND OR PASS-THROUGH ACCOUNT.
====================================================================================================================================
6. SYSTEMATIC                         Systematic Withdrawal Plan ($100 minimum and $10,000 account value minimum) -- permits the
   WITHDRAWAL PLAN                    automatic withdrawal of funds.
                                      [ ] Payments will be mailed to the address in Section 2
   Your signed application            [ ] Payments will be deposited directly into your bank account. Please attach a voided check
   must be received at least              or a preprinted savings deposit slip to Section 4 of this application. We are unable to
   15 business days prior to              credit mutual fund or pass-through ("for further credit") accounts.
   initial transaction.
                                      Make payments   [ ] Monthly   [ ] Quarterly   [ ] Annually starting with the month given here


                                                                Amount per Withdrawal       SWP Start Month           SWP Start Day

[ ] American Eagle Capital Appreciation Fund         733            $ __________             $ __________             $ __________
[ ] American Eagle Twenty Fund                       734            $ __________             $ __________             $ __________
[ ] American Eagle Large-Cap Growth Fund             735            $ __________             $ __________             $ __________
====================================================================================================================================
7. SIGNATURE AND                      I have received and understood the prospectus for the American Eagle Funds (the "Funds"). I
   CERTIFICATION                      understand the Fund's investment objectives and policies and agree to be bound by the terms of
   REQUIRED BY THE                    the prospectus. Before I request an exchange, I will obtain the current prospectus for each
   INTERNAL REVENUE                   fund. I acknowledge and consent to the householding (i.e., consolidation of mailings) of
   SERVICE                            regulatory documents such as prospectuses, shareholder reports, proxies, and other similar documents. I may contact the Funds to revoke my consent. I agree to notify the Funds of any errors or discrepancies within 45 days after the date of the statement confirming a transaction. The statement will be deemed to be correct, and the Funds and their transfer agent shall not be liable if I fail to notify the Funds within such time period. I represent that I am of legal age and have legal capacity to make this purchase.

                                      The Funds, the applicable Fund, its transfer agent and any officers, directors, employees, or agents of these entities (collectively "American Eagle Funds"), will not be responsible for banking system delays beyond their control. By completing section 4 or 5, I authorize my bank to honor all entries to my bank account initiated through U.S. Bank, National Association, on behalf of the applicable Fund. American Eagle Funds will not be liable for acting upon instructions believed genuine and in accordance with the procedures described in the prospectus or the rules of the Automated Clearing House. When AIP or Telephone Purchase
                                      transactions are presented, sufficient collected funds must be in my account to pay them. I agree that my bank's treatment and rights to respect each entry shall be the same as if it were signed by me personally. I agree that if any such entries are dishonored with good or sufficient cause, my bank shall be under no liability whatsoever. I further agree that any such authorization, unless previously terminated by my bank in writing, is to remain in effect until the Funds' transfer agent receives and has had a reasonable amount of time to act upon a written notice of revocation.

                                      I authorize the Fund to perform a credit check based on the information provided, if necessary.

                                      UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER
                                      IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND
                                      (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER AS A RESULT OF A FAILURE TO REPORT ALL
                                      INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
                                      WITHHOLDING. (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

                                      THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
                                      CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                      __________________________________________    ________________________________________________
                                      SIGNATURE OF OWNER*                           DATE (Mo/Dy/Yr)

                                      __________________________________________    ________________________________________________
                                      SIGNATURE OF OWNER*                           DATE (Mo/Dy/Yr)

                                      *If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on the space provided for the Joint Owner.
====================================================================================================================================
4/04

                    FIRMS THAT PROVIDE SERVICES TO THE FUNDS



                               INVESTMENT ADVISER
                             Jundt Associates, Inc.
                         301 Carlson Parkway, Suite 120
                           Minnetonka, Minnesota 55305



                                   DISTRIBUTOR
                          U.S. Growth Investments, Inc.
                         301 Carlson Parkway, Suite 120
                           Minnetonka, Minnesota 55305



                                  ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC
                       615 East Michigan Street, 3rd Floor
                         Milwaukee, Wisconsin 53202-5207



                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                       615 East Michigan Street, 3rd Floor
                         Milwaukee, Wisconsin 53202-5207



                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202



                              INDEPENDENT AUDITORS
                                    KPMG LLP
                             4200 Wells Fargo Center
                             90 South Seventh Street
                          Minneapolis, Minnesota 55402



                                  LEGAL COUNSEL
                               Faegre & Benson LLP
                             2200 Wells Fargo Center
                             90 South Seventh Street
                          Minneapolis, Minnesota 55402

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

     The Funds' annual and semi-annual shareholder reports include additional information about each Fund's investments and about market conditions and investment strategies that significantly affected each Fund's performance during the covered period. The Funds' Statement of Additional Information contains further information about each Fund and is incorporated into this prospectus by reference.

     You may make shareholder inquiries or obtain a free copy of the Funds' most recent annual and semi-annual shareholder report or the Funds' current Statement of Additional Information by:

     o CALLING THE FUNDS at 1-800-335-0333; or

     o WRITING THE FUNDS at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207.

     You may review or copy (for normal copying fees) information about the Funds (including the Statement of Additional Information) by visiting the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-942-8090. You also may request copies by writing to the Public Reference Section of the SEC at Washington, D.C. 20549-0102 or requests for information may be sent by electronic request to the following e-mail address: publicinfo@sec.gov. Reports and other information about the Funds, including the Statement of Additional Information, are also available free on the SEC's Internet site at http://www.sec.gov.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUNDS ................................................................     2
RISK/RETURN SUMMARY ......................................................     2
FEES AND EXPENSES ........................................................     8
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS ...............................     9
MANAGEMENT OF THE FUNDS ..................................................    12
HOW TO BUY FUND SHARES ...................................................    13
HOW TO SELL YOUR FUND SHARES .............................................    14
DISTRIBUTIONS AND TAXES ..................................................    15
FINANCIAL HIGHLIGHTS .....................................................    17
FIRMS THAT PROVIDE SERVICES TO THE FUNDS ..................    Inside Back Cover
ADDITIONAL INFORMATION ABOUT THE FUNDS ....................   Outside Back Cover


IN DECIDING WHETHER OR NOT TO INVEST, YOU SHOULD NOT RELY ON ANY INFORMATION CONCERNING THE FUNDS OTHER THAN INFORMATION CONTAINED OR REFERENCED IN THIS PROSPECTUS. INFORMATION INCLUDED IN THIS PROSPECTUS IS CURRENT AS OF MAY 1, 2005 BUT MAY CHANGE WITHOUT NOTICE AFTER SUCH DATE.


Investment Company Act File No. 811-09699.

                   AMERICAN EAGLE CAPITAL APPRECIATION FUND
                          AMERICAN EAGLE TWENTY FUND
                     AMERICAN EAGLE LARGE-CAP GROWTH FUND

                        301 CARLSON PARKWAY, SUITE 120
                          MINNETONKA, MINNESOTA 55305
                                1-800-335-0333
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2005


     The American Eagle Capital Appreciation Fund ("Capital Appreciation Fund") American Eagle Twenty Fund ("Twenty Fund") and American Eagle Large-Cap Growth Fund ("Large-Cap Growth Fund") (collectively, the "Funds") are professionally managed mutual funds. Investors in each Fund become Fund shareholders. Each Fund is a separately managed series of American Eagle Funds, Inc.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' prospectus, dated May 1, 2005 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the Prospectus, please call the Funds at 1-800-335-0333 or your investment executive.

     The Schedules of Investments, Notes to Schedules of Investments, Financial Statements, Notes to Financial Statements and Independent Auditors' Report contained in the Annual Report of American Eagle Funds, Inc. dated December 31, 2004 (File No. 811-09699) are incorporated herein by reference. You may obtain a copy of the Annual Report without charge by calling the Funds at 1-800-335-0333.


                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Investment Policies .....................................................  B-2
Investment Restrictions ................................................. B-10
Fund Name ............................................................... B-11
Taxes ................................................................... B-11
Advisory, Administrative and Distribution Agreements .................... B-12
Monthly Cash Withdrawal Plan ............................................ B-16
Determination of Net Asset Value ........................................ B-17
Calculation of Performance Data ......................................... B-17
Directors and Officers .................................................. B-21
Portfolio Managers....................................................... B-26
Counsel and Auditors .................................................... B-26
General Information ..................................................... B-26
Control Persons and Principal Holders of Securities ..................... B-28
Financial and Other Information ......................................... B-30

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN EAGLE FUNDS, INC. OR THE FUNDS' INVESTMENT ADVISER OR DISTRIBUTOR. NEITHER THIS STATEMENT OF ADDITIONAL INFORMATION NOR THE PROSPECTUS CONSTITUTES AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, SHARES OF ANY FUND IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING OR SOLICITATION MAY NOT LAWFULLY BE MADE. NEITHER THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION NOR ANY SALE MADE HEREUNDER (OR UNDER THE PROSPECTUS) SHALL CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

                              INVESTMENT POLICIES

     Capital Appreciation Fund, Twenty Fund and Large-Cap Growth Fund are each a "non-diversified" series of American Eagle Funds, Inc., an open-end management investment company. Each Fund's investment objective and principal investment policies and strategies are set forth in the Prospectus. The following information is intended to supplement the Prospectus disclosures.


OPTIONS

     Each Fund may purchase and sell put and call options on its portfolio securities to attempt to protect against changes in market prices when Jundt Associates, Inc., each Fund's investment adviser (the "Investment Adviser") believes that market conditions make it advisable to do so. This practice is often referred to as hedging. In addition, each Fund may purchase and sell options on an opportunistic basis to attempt to generate additional investment returns. There is no assurance that the use of put and call options will achieve these desired objectives and their use could result in losses.

     CALL OPTIONS. Each Fund may sell covered call options on its securities and on securities indices to attempt to realize a greater current return, through the receipt of premiums, than it would realize on its securities alone. A call option gives the holder the right to purchase, and obligates the seller to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the seller, at all times while obligated as a seller, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to immediately acquire such securities. In addition to covered call options, each Fund may sell uncovered (or "naked") call options; however, SEC rules require that the Funds segregate assets on their books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call.

     In return for the premiums received when it sells a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of these securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in the price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commission) plus the amount of the premium.

     A Fund may terminate a call option that it has sold before it expires by entering into a closing purchase transaction. A Fund may enter into closing transactions in order to free itself to sell the underlying security or to sell another call option on the security, realize a profit or loss on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     PUT OPTIONS. Each Fund may sell covered put options in order to attempt to enhance its current return. A put option gives the holder the right to sell, and obligates the seller to buy, a security, or the notional value of an index, at the exercise price at any time before the expiration date. A put option is "covered" if the seller segregates permissible collateral equal to the price to be paid if the option is exercised.

     In addition to the receipt of premiums and the potential gains from terminating these options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By selling a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     A Fund may terminate a put option that it has sold before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. Each Fund may also purchase put options to attempt to protect portfolio holdings against a decline in market value. This practice is often referred to as "hedging." This protection lasts for the life of a put option because the Fund, as the holder of the option, may sell the underlying security or index at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

     Each Fund may purchase call options to attempt to hedge against an increase in the price of securities that the Fund ultimately wants to buy. This hedge protection is provided during the life of a call option since the Fund, as holder of the call option, is able to buy the underlying security (or an index representative of the underlying security) at the exercise price regardless of any increase in the underlying security's or index's market price. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security instead of buying the call option.

     Each Fund may also purchase put and call options to attempt to enhance its current returns.

     RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that the Investment Adviser, will not forecast market movements correctly, that a Fund may be unable at times to close out its positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations.

     An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Investment Adviser believes it is inadvisable to do so.

     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of the Investment Adviser may be considered such a group. These position limits may restrict a Fund's ability to purchase or sell options on particular securities.

     Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

     SPECIAL EXPIRATION PRICE OPTIONS. Each Fund may purchase over-the-counter ("OTC") put and call options with respect to specified securities ("special expiration price options") pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that the Investment Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a pre-negotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the option is exercised. Brokerage commissions and other transaction costs will reduce a Fund's profits if a special expiration price option is exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets.

FUTURES CONTRACTS

     INDEX FUTURES CONTRACTS AND OPTIONS. Each Fund may buy and sell index futures contracts and related options to attempt to protect against changes in market prices when the Investment Adviser believes that market conditions make it advisable to do so. In addition, each Fund may purchase and sell these securities on an opportunistic basis to attempt to increase investment return. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     The following example illustrates generally the manner in which stock index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the S&P 100 Index, and the S&P 100 Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the S&P 100 Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the S&P 100 Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     Positions in index futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for these futures contracts.

     In order to hedge its investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in the Investment Adviser's judgment, have a significant correlation with movements in the prices of the Fund's securities.

     Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing and selling call and put options on index futures contracts, each Fund may purchase and sell call and put options on the underlying indexes themselves to the extent that the options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the seller undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

     A Fund may purchase or sell options on stock indices in order to close out outstanding positions in options on stock indices which it has purchased or may allow the options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of the initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund's future position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

     When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. These closing transactions involve additional commission costs.

     Consistent with the rules and regulations of the Commodity Futures Trading Commission exempting each Fund from regulation as a "commodity pool," each Fund will not purchase or sell futures contracts or related options if, as a result, the sum of the initial margin deposit on the Fund's existing futures and related options positions and premiums paid for options on futures contracts entered into for other than bona fide hedging purposes would exceed 5% of the Fund's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is in-the-money is excluded from this calculation.)


SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for futures contracts. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures contract position at that time and, in the event of adverse price movements, a Fund would continue to be required to make daily variation margin payments. However, in the event financial futures contracts are used to hedge portfolio securities, the securities will not generally be sold until the financial futures contracts can be terminated. In these circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

     The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although each Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no market exists for particular options, it might not be possible to effect closing transactions in the options, with the result that a Fund would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of the underlying securities or indexes or movements in the prices of the Fund's securities which are the subject of the hedge. The Investment Adviser will attempt to reduce the risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements in the prices of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or indexes and the Fund's portfolio securities sought to be hedged.

     Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or indexes due to certain market distortions. All participants in the futures markets are subject to margin deposit requirements. These requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between an underlying security or index and the futures contracts markets. Further, the margin requirements in the futures contracts markets are less onerous than margin requirements in the securities markets in general, and as a result the futures contracts markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures contracts markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of stock market trends by the Investment Adviser may not result in a successful hedging transaction over a short time period.

     Each Fund may use futures contracts and related options to enhance investment returns in addition to hedging against market risk. This use of futures contracts involves risk similar to the use of leverage. Within applicable regulatory limits (which require that each Fund segregate securities and other assets on its books and records with a value equal to the value of all long futures contracts positions, less margin deposits), each Fund can be subject to the same degree of market risk as if approximately twice its net assets were fully invested in securities. This may result in substantial additional gains in rising markets, but may likewise result in substantial additional losses in falling markets.

     OTHER RISKS. Each Fund will incur brokerage fees in connection with its futures contracts and options transactions. In addition, while futures contracts and options on futures contracts may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in market movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures contract position and the portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.


FOREIGN SECURITIES
     Each Fund may invest up to 25% of its total assets in securities of foreign issuers. The foreign securities in which each Fund may invest are generally represented by American Depository Receipts listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. Each Fund may also invest in Global Depository Receipts and European Depository Receipts issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Interest or dividend payments on foreign securities may be subject to foreign withholding taxes. The Funds' investments in foreign securities involve considerations and risks not typically associated with investments in securities of domestic companies, including unfavorable changes in currency exchange rates, reduced and less reliable information about issuers and markets, different accounting standards, illiquidity of securities and markets, local economic or political instability and greater market risk in general.


INITIAL PUBLIC OFFERINGS
     Each Fund may invest in the securities of companies making initial public offerings of their stock. Many of the companies making initial public offerings have limited operating histories, making prospects for future profitability uncertain. Prices of initial public offerings may also be unstable due to the absence of a prior public market and the small number of shares available for trading.


DEBT SECURITIES
     In normal market conditions, Capital Appreciation Fund and Twenty Fund may each invest up to 35% of their respective total assets in "investment grade" debt securities, and Large-Cap Growth Fund may invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in "investment grade" debt securities. Each Fund may also invest without limitation in investment grade debt securities when the Fund is pursuing a temporary defensive position in order to respond to adverse economic, market, political or other conditions that the Investment Adviser believes may be unfavorable for profitable investing. Debt securities are "investment grade" if they are rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if they are unrated, if the Investment Adviser believes that they are comparable in quality. Securities rated Baa or BBB (and similar unrated securities) lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. A Fund will not necessarily dispose of an investment if, after its purchase, its rating slips below investment grade. However, the Investment Adviser will monitor these investments closely and will sell these investments if the Investment Adviser at any time believes that it is in the Fund's best interests. Each Fund may also invest in non-investment grade "convertible" debt securities. See "Convertible Securities."


CONVERTIBLE SECURITIES
     Each Fund may invest in convertible securities. A convertible security (a bond or preferred stock) may be converted at a stated price within a specified period of time into a certain number of common shares of the same or a different issuer. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinate to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income from common stocks but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuer's common stock. Each Fund may invest in non-investment grade convertible debt securities. These securities (sometimes referred to as "junk bonds") are considered speculative and may be in poor credit standing or even in default as to payments of principal or interest. Moreover, these securities generally are less liquid than investment grade debt securities.


INDEXED SECURITIES
     Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.


REPURCHASE AGREEMENTS
     Each Fund may enter into repurchase agreements. A Fund's exposure to repurchase agreements may be substantial when the Fund is pursuing a temporary defensive position in order to respond to adverse economic, market, political or other conditions that the Investment Adviser believes may be unfavorable for profitable investing. A repurchase agreement is a contract under which a Fund acquires securities for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell the securities at a fixed time and price (representing the Fund's cost plus interest). Each Fund presently intends to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition as determined by the Investment Adviser and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor these transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of sale are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying securities or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. Consistent with applicable law, a Fund may treat certain repurchase agreements as an acquisition of the underlying collateral for purposes of determining whether the Fund is in compliance with certain regulatory requirements.


LEVERAGE
     Each Fund may borrow money on an opportunistic basis to purchase additional portfolio securities. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of any borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding. Since any decline in value of a Fund's investments will be borne entirely by the Fund's shareholders (and not by those persons providing leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create an interest expense for a Fund, which can exceed the investment return (if any) from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of a Fund will be less than if leveraging were not used.


REVERSE REPURCHASE AGREEMENTS
     In connection with its leveraging activities, each Fund may enter into reverse repurchase agreements on an opportunistic basis. In reverse repurchase agreements, a Fund sells securities and agrees to repurchase them at a mutually agreed date and time. A reverse repurchase agreement may be viewed as a borrowing by a Fund, secured by the securities which are the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Fund's counterparty, the Fund would be unable to recover the securities which are the subject of the agreement, that the amount of cash or other property transferred by the counterparty to the Fund under the agreement prior to such insolvency or bankruptcy is less than the value of the securities subject to the agreement, or that the Fund may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.


SECURITIES LENDING
     Each Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of the Fund loaned will not at any time exceed one-third (or such other limit as the Board of Directors may establish) of the total assets of the Fund. In addition, it is anticipated that each Fund may share with a borrower some of the income received on the collateral for a loan or that it will be paid a premium for the loan.

     Before a Fund enters into a loan, the Investment Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if holders of the securities are asked to vote upon or consent to matters materially affecting the investment. The Funds will not lend portfolio securities to borrowers affiliated with the Funds.


SHORT SALES
     Each Fund may seek to hedge investments through short sales when the Investment Adviser believes that market conditions make it advisable to do so. In addition, each Fund may sell securities short on an opportunistic basis to attempt to generate additional investment returns. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at this time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

     In addition, each Fund may invest in short sales "against the box" to hedge investments in portfolio securities. A short sale is against the box if a Fund owns, or has the right to obtain at no added cost, securities identical to those sold short. A short sale against the box will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

     A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. An increase in the value of the security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales "against the box," a Fund's market risk is unlimited in that the increase in market price of the security sold short is unlimited.


ZERO-COUPON DEBT SECURITIES
     Zero-coupon securities in which each Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the principal and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

     Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



DISCLOSURE OF PORTFOLIO HOLDINGS
     The Funds have adopted policies and procedures concerning the disclosure of portfolio holdings of the Funds. These policies and procedures are designed to protect the confidentiality of the Funds' portfolio holdings and prevent the selective disclosure of non-public information about the Funds' portfolio holdings.

     Under these policies and procedures, the Funds and the Investment Adviser may only disclose the Funds' portfolio holdings to: (1) the Securities and Exchange Commission as a part of the Fund's quarterly filings, (2) to the public after each of the Fund's quarterly filings with the Securities and Exchange Commission, (3) mutual fund evaluation services such as Standard & Poor's, Morningstar and Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc., provided the recipients enter into a confidentiality agreement with the Funds, and (4) any person in accordance with an arrangement with the Funds provided the Chief Compliance Officer determines that such disclosure serves a legitimate business purpose and is in the best interests of the Funds, the recipient signs a confidentiality agreement with the Funds, and none of the Funds, the Investment Adviser or their affiliates receive any compensation in connection with the arrangement.

     These policies and procedures do not prevent the disclosure of non-public portfolio holdings information (1) to the service providers of the Funds to facilitate the performance of their duties and responsibilities, (2) when it is required by laws or regulations, or (3) when the information has been made available to the public.

     All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide, among other things, that the recipient (1) will limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential,
(2) will implement procedures to monitor compliance by its employees with the terms of the confidentiality agreement and (3) upon written request from the Investment Adviser or the Funds, will promptly return or destroy the information.

     Whenever portfolio holdings disclosure made pursuant to these policies and procedures involves a conflict of interest between the Funds' shareholders and the Investment Adviser or any affiliated person of the Funds, the disclosure may not be made unless a majority of independent directors approves such disclosure.



                            INVESTMENT RESTRICTIONS


     Each Fund has adopted certain FUNDAMENTAL INVESTMENT RESTRICTIONS that may not be changed except by a vote of shareholders owning a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Under the Investment Company Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. In addition, each Fund has adopted certain NON-FUNDAMENTAL INVESTMENT RESTRICTIONS that may be changed by the Fund's Board of Directors without the approval of the Fund's shareholders.

     With respect to each Fund's fundamental and non-fundamental investment restrictions which involve a percentage of each Fund's assets (except with respect to the limitations set forth in Section 18(f)(1) of the Investment Company Act of 1940, if a percentage restriction or limitation is adhered to at the time of an investment or sale (other than a maturity) of a security, a later increase or decrease in such percentage resulting from a change of values or net assets will not be considered a violation thereof.

     Capital Appreciation Fund, Twenty Fund and Large-Cap Growth Fund have each elected to be classified as a non-diversified fund. In comparison to a diversified fund, a non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act as to the proportion of its assets that it may invest in obligations of a single issuer, each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. Pursuant to these requirements, no Fund may invest more than 25% of its assets in any one issuer, excluding obligations of the U.S. Government or its agencies or instrumentalities (U.S. Government securities), and 50% of each Fund's assets must be fully diversified. This means that no one issuer (excluding the U.S. Government) in the fully diversified half of the portfolio may account for more than 5% of the Fund's total assets.

   FUNDAMENTAL INVESTMENT RESTRICTIONS
   None of the Funds may:

        1. Borrow money in excess of limitations imposed by the Investment Company Act;

        2. Issue senior securities in excess of limitations imposed by the Investment Company Act;

        3. Concentrate its investments in a particular industry, as determined in accordance with the Investment Company Act. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall not be considered to represent an "industry" within the meaning of this limitation. However, a Fund may concentrate its investments in one or more market sectors which may be made up of companies in a number of related industries;

        4. Acquire or sell real estate unless acquired as a result of ownership of securities or another permissible instrument. This limitation shall not prohibit the Fund from acquiring or selling investments that may be backed or secured by real estate or interests in real estate or investments in companies that deal in or own real estate or interests in real estate;

        5. Acquire or sell commodities or contracts relating to physical commodities unless acquired as a result of the Fund's ownership of another permissible instrument. This limitation shall not prohibit the Fund from acquiring or selling investments that may be backed or secured by physical commodities or investments in companies that deal in or own physical commodities;

        6. Make loans in excess of limitations imposed by the Investment Company Act; or

        7. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the "Securities Act") in selling certain of its portfolio securities.

   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   None of the Funds may:

        1. Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required to secure otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

        2. Invest in securities issued by other investment companies in excess of limitations imposed by applicable law;

        3. Make investments for the purpose of exercising control or management;

        4. Invest more than 15% of its net assets in illiquid securities; or

        5. Purchase equity securities (which, for purposes of this limitation, shall include securities that are convertible into or exchangeable for equity securities) in private placements, except that a Fund may purchase equity securities in private placements (for example, pursuant to Section 4(2) of the Securities Act or Regulation D or Rule 144A under the Securities Act) if the Investment Adviser determines, at the time of purchase, that the securities acquired in the private placement (or the securities into or for which those securities are convertible or exchangeable) are, or are expected to become, publicly tradable pursuant to a resale registration statement, exchange offer or similar means or freely tradable to other qualified institutional buyers pursuant to Rule 144A, as long as no more than 15% of the Fund's net assets are invested in such securities.



                                   FUND NAME

     Large-Cap Growth Fund has adopted an investment policy pursuant to Rule 35d-1 of the Investment Company Act which requires the Fund to invest, in normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the particular type of investments suggested by the Fund's name. The Fund's shareholders will be provided with at least 60 days' advance notice in the event of a planned change in this investment policy, in the form required under the Investment Company Act.



                                     TAXES

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

     As a regulated investment company, each Fund will not be liable for federal income taxes on the part of its taxable net investment income and net capital gains, if any, that it distributes to shareholders, provided it distributes at least 90% of its "investment company taxable income" (as that term is defined in the Code) to Fund shareholders in each taxable year. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits.

     Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute: (a) at least 98% of its taxable ordinary income (not taking into account any capital gains or losses) for the calendar year; (b) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects); and (c) any portion (not taxed to the Fund) of the respective balances from the prior year. To the extent possible, each Fund intends to make sufficient distributions to avoid this 4% excise tax.


     Each Fund, or a shareholder's broker with respect to the Fund, is required to withhold federal income tax at a rate of 31% of dividends, capital gains distributions and proceeds of redemptions if a shareholder fails to furnish the Fund with a correct taxpayer identification number ("TIN") or to certify that he or she is exempt from such withholding, or if the Internal Revenue Service notifies the Fund or broker that the shareholder has provided the Fund with an incorrect TIN or failed to properly report dividend or interest income for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder's federal income tax return. An individual's TIN is his or her social security number.

     Each Fund may write, purchase or sell options or futures contracts. Generally, options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Gain or loss from transactions in options and futures contracts that are subject to the "marked to market" rule will be 60% long-term and 40% short-term capital gain or loss. However, a Fund may be eligible to make a special election under which certain "Section 1256 contracts" would not be subject to the "marked to market" rule.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of each Fund's transactions in options and futures contracts. Under
Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures contracts.



             ADVISORY, ADMINISTRATIVE AND DISTRIBUTION AGREEMENTS


INVESTMENT ADVISORY AGREEMENT
     Jundt Associates, Inc. (the "Investment Adviser"), 301 Carlson Parkway, Suite 120, Minnetonka, Minnesota 55305, serves as each Fund's investment adviser. James R. Jundt serves as Chairman of the Board and Chief Executive Officer of the Investment Adviser and Marcus E. Jundt serves as Vice Chairman of the Investment Adviser. Marcus E. Jundt owns 95% of the Investment Adviser's stock. A trust benefiting James R. Jundt's children and grandchildren owns the remaining 5% of the Investment Adviser's stock. The Investment Adviser was incorporated in December 1982.

     The Investment Adviser has been retained as each Fund's investment adviser pursuant to investment advisory agreements between the Investment Adviser and each Fund (the "Investment Advisory Agreements"). Under the terms of the Investment Advisory Agreements, the Investment Adviser furnishes continuing investment supervision to each Fund and is responsible for the management of each Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Investment Adviser furnishes office space, equipment and personnel to each Fund in connection with the performance of its investment management responsibilities. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of each Fund who are affiliated persons of the Investment Adviser.

     Each Fund pays all other expenses incurred in its operation including, but not limited to, brokerage and commission expenses; interest charges; fees and expenses of legal counsel and independent auditors; the Fund's organizational and offering expenses, whether or not advanced by the Investment Adviser; taxes and governmental fees; expenses (including clerical expenses) of issuance, sale or repurchase of the Fund's shares; membership fees in trade associations; expenses of registering and making notice filings with respect to shares of the Fund for sale under federal and state securities laws; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of regular and special shareholders meetings; expenses of filing reports and other documents with governmental agencies; charges and expenses of the Fund's administrator, custodian and registrar, transfer agent and dividend disbursing agent; expenses of disbursing dividends and distributions; compensation of officers, directors and employees who are not affiliated with the Investment Adviser; travel expenses of directors for attendance at meetings of the Board of Directors; insurance expenses; indemnification and other expenses not expressly provided for in the Investment Advisory Agreement; costs of stationery and supplies; and any extraordinary expenses of a non-recurring nature.


     For its services, the Investment Adviser receives from each Fund a monthly fee at an annual rate of 1.30% of the Fund's average daily net assets. During the fiscal years ended December 31, 2002, 2003 and 2004, Capital Appreciation Fund paid the Investment Adviser fees of $92,056, $72,457 and $52,949, respectively; during the fiscal years ended December 31, 2002, 2003 and 2004, Twenty Fund paid the Investment Adviser fees of $68,930, $52,916 and $34,996, respectively; and during the fiscal years ended December 31, 2002, 2003 and 2004, Large-Cap Growth Fund paid the Investment Adviser fees of $99,998, $79,303 and $39,016, respectively.


     The Investment Advisory Agreements continue in effect from year to year, if specifically approved at least annually by a majority of the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act) of American Eagle Funds, Inc. or the Investment Adviser ("Independent Directors") at a meeting in person. Each Investment Advisory Agreement may be terminated by either party, by the Independent Directors or by a vote of the holders of a majority of the outstanding securities of the Fund that is a party thereto, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of its "assignment" (as defined in the Investment Company Act).

     At a meeting held on July 23, 2003, the Board of Directors, including the Independent Directors, approved the continuation of the Funds' Investment Advisory Agreements for an additional one-year period. In connection with this approval, the directors considered, with the assistance of counsel, their legal responsibilities and reviewed the nature and quality of the Investment Advisers' services provided to each Fund and the Investment Adviser's experience and qualifications. In addition to presentations by the Investment Adviser regarding each Fund's investment performance at each regular Board of Directors meeting, the directors on July 23, 2003 reviewed and considered:

     o an independent report prepared by Lipper Analytical Services, Inc., comparing the investment advisory fees and other expenses of each Fund (as a percentage of assets) and the investment performance of each Fund (net of fees and expenses) with those of comparable funds, including a description of the bases upon which funds were selected for comparison;

     o descriptions of brokerage allocation practices and assurances that such practices and arrangements are accurately described in the Funds' registration statement;

     o assurances that the Investment Adviser and its personnel are in compliance with the Funds' Code of Ethics, policies and procedures and with applicable laws and regulations; and

     o a report on the Investment Adviser's profitability related to providing investment advisory services to the Funds after taking into account (i) investment advisory fees and any other benefits realized by the Investment Adviser or any of its affiliates as a result of the Investment Adviser's role as the investment adviser to the Funds, and (ii) the direct and indirect expenses incurred by the Investment Adviser in providing such investment advisory services to the Funds.

After discussion, the Board of Directors concluded that the Investment Adviser has the capabilities, resources and personnel necessary to manage the Funds. The Board of Directors also concluded that, based on the services that the Investment Adviser would provide to the Funds under the Funds' investment advisory agreement and the expenses incurred by the Investment Adviser in the performance of such services, the compensation to be paid to the Investment Adviser is fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it is in the best interests of each Fund to continue the investment advisory agreement with the Investment Adviser for an additional one-year period.


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Investment Adviser is responsible for investment decisions and for executing each Fund's portfolio transactions. The Funds have no obligation to execute transactions with any particular broker-dealer. The Investment Adviser seeks to obtain the best combination of price and execution for each Fund's transactions. However, the Funds do not necessarily pay the lowest commission.


     During the fiscal years ended December 31, 2002, 2003 and 2004, Capital Appreciation Fund paid commissions to brokers and futures commission merchants of $139,711, $42,245 and $25,003, respectively; during the fiscal years ended December 31, 2002, 2003 and 2004, Twenty Fund paid commissions to brokers and futures commission merchants of $50,209, $20,039 and $12,989, respectively; and during the fiscal years ended December 31, 2002, 2003 and 2004, Large Cap Growth Fund paid commissions to brokers and futures commission merchants of $84,964, $39,531 and $22,921, respectively.


     Where best price and execution may be obtained from more than one broker-dealer, the Investment Adviser may purchase and sell securities through broker-dealers that provide research services and other valuable information to the Investment Adviser. This information may be useful to the Investment Adviser in providing services to clients other than the Funds, and the Funds may pay commissions higher than those obtainable from other broker-dealers who do not provide such research services. Examples of the types of research services that may be received in these situations include various investment research reports and statistical services, economic and market advice, both written and oral, including advice as to the advisability of purchasing or selling certain securities, the availability of securities or purchasers or sellers of securities, analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Pursuant to these arrangements, during the fiscal year ended December 31, 2004, Capital Appreciation Fund paid commissions to brokers and futures commission merchants of $18,273, Twenty Fund paid commissions to brokers and futures commission merchants of $9,739, and Large-Cap Growth Fund paid commissions to brokers and futures commission merchants of $19,966.


     Other clients of the Investment Adviser have investment objectives similar to those of the Funds. The Investment Adviser, therefore, may combine the purchase or sale of investments for the Funds and its other clients. Such simultaneous transactions may increase the demand for the investments being purchased or the supply of the investments being sold, which may have an adverse effect on price or quantity. The Investment Adviser's policy is to allocate investment opportunities fairly among the clients involved, including the Funds. When two or more clients are simultaneously purchasing or selling the same security in a single "aggregated" or "bunched" order from or through the same broker-dealer, each client will receive the average share price, and bear the average transaction costs, of transactions effected pursuant to such order on a given day.

     For its clients, the Investment Adviser may purchase and receive allocations of new issue stocks. New issue shares consist of both initial public offerings and additional offerings of issues already publicly traded (i.e., secondary offerings). The Investment Adviser's total allocation of these stocks typically is not large enough to permit each of the Investment Adviser's suitable clients to participate in a meaningful way. In these cases, in order to provide fair and equitable treatment over time to clients who are eligible to invest in new issue shares, while recognizing the inherent need for flexibility, it is the Investment Adviser's policy to allocate partially-filled orders in these opportunities on a rotational basis among suitable clients. The policy seeks to allocate new issue shares among eligible clients approximately in line with account size, while limiting the creation of small positions in client accounts.

     Each Fund has adopted procedures under Rule 17a-7 of the Investment Company Act. These procedures permit purchase and sales transactions to be effected between the Funds, or between a Fund and another investment company (or separate series thereof) managed by the Investment Adviser. The procedures also allow a Fund to buy or sell securities from other advisory clients of the Investment Adviser. A Fund may from time to time engage in such transactions in accordance with these procedures.


     Rule 12b-1(h) under the Investment Company Act of 1940 prohibits the Funds from directing to a broker or dealer the Funds' portfolio securities transactions or any remuneration to compensate the broker or dealer for any promotion or sale of shares issued by the Funds. However, the Funds may use a broker or dealer who promotes or sells shares issued by the Funds to execute the portfolio securities transactions of the Funds because the Funds have adopted policies and procedures required by Rule 12b-1(h) reasonably designed to ensure that the Funds do not violate the prohibition set forth above.

     Consistent with the rules and regulations of the National Association of Securities Dealers, Inc., the Investment Adviser may, from time to time, consider referrals of investors to private investment partnerships and other collective investment vehicles managed by the Investment Adviser, when allocating transactions among broker-dealers that otherwise offer best price and execution. The Investment Adviser may also agree from time to time to direct a portion of a client's brokerage transactions to a particular broker-dealer if the broker-dealer is among those that offer best price and execution. Because the Investment Adviser frequently aggregates multiple contemporaneous client purchase or sell orders into a block order for execution, these considerations and directions may influence the Investment Adviser's allocation of brokerage transactions for all client accounts.



ADMINISTRATION AGREEMENT
     U.S. Bancorp Fund Services, LLC (the "Administrator"), 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, an affiliate of the Funds' custodian, performs various administrative and accounting services for the Funds.

     Effective October 1, 2003, each Fund and other funds managed by the Adviser (the "Fund Complex") have entered into agreements with the Administrator (the "Administration Agreements").

The Administration Agreements will remain in effect unless and until terminated in accordance with their terms. They may be terminated at any time, without the payment of any penalty, by American Eagle Funds, Inc. on 90 days' written notice to the Administrator and by the Administrator on 90 days' written notice to American Eagle Funds, Inc. The Administration Agreements terminate automatically in the event of their assignment.

     Under the terms of the Administration Agreement between the Administrator and each Fund, the Administrator performs or arranges for the performance of the following administrative services to each Fund: (a) maintenance and keeping of certain books and records of the Fund; (b) preparation or review and filing of certain reports and other documents required by federal, state and other applicable U.S. laws and regulations to maintain the Fund's registration as an open-end investment company; (c) coordination of tax related matters; (d) responses to inquiries from Fund shareholders; (e) calculation and dissemination for publication of the net asset value of the Fund's shares; (f) oversight and, as the Board of Directors may request, preparation of reports and recommendations to the Board of Directors on the performance of administrative and professional services rendered to the Fund by others, including the Fund's custodian and any subcustodian, registrar, transfer agency, and dividend disbursing agent, as well as accounting, auditing and other services; (g) provision of competent personnel and administrative offices necessary to perform its services under the Administration Agreement; (h) arrangement for the payment of Fund expenses; (i) consultations with Fund officers and various service providers in establishing the accounting policies of the Fund; (j) preparation of such financial information and reports as may be required by any banks from which the Fund borrows funds; and (k) provision of such assistance to the Investment Adviser, the custodian and any subcustodian, and the Fund's counsel and auditors as generally may be required to carry on properly the business and operations of the Fund.

     The Administrator is obligated, at its expense, to provide office space, facilities, equipment and necessary personnel in connection with its provision of services under the Administration Agreements; however, each Fund (in addition to the fees payable to the Administrator under the Administration Agreement, as described below) has agreed to pay reasonable travel expenses of persons who perform administrative, clerical and bookkeeping functions on behalf of the Fund. Additionally, the expenses of legal counsel and accounting experts retained by the Administrator, after consulting with the Funds' counsel and independent auditors, as may be necessary or appropriate in connection with the Administrator's provision of services to the Funds, are deemed expenses of, and shall be paid by, the Funds.

     Effective October 1, 2003 for administration services rendered to each Fund and the facilities furnished, each Fund is obliged to pay the Administrator 0.16% of the Fund's average daily net assets, subject to an annual minimum Fund Complex fee of $260,000. Under the previous agreements, the Funds paid the Administrator an annual administrator's fee equal to $30,000 per Fund.


     During the fiscal years ended December 31, 2002, 2003 and 2004, Capital Appreciation Fund paid the Administrator fees of $30,000, $24,798 and $9,706, respectively; during the fiscal years ended December 31, 2002, 2003 and 2004, Twenty Fund paid the Administrator fees of $30,000, $23,470 and $7,144, respectively; and during the fiscal years ended December 31, 2002, 2003 and 2004, Large Cap Growth Fund paid the Administrator fees of $30,000, $24,493 and $7,080, respectively.


DISTRIBUTOR

     Pursuant to distribution agreements by and between U.S. Growth Investments, Inc. (the "Distributor"), 301 Carlson Parkway, Suite 120, Minnetonka, Minnesota 55305, and each of the Funds, the Distributor serves as the principal underwriter of each Fund's shares. Each Fund's shares are offered continuously by and through the Distributor. As agent of each Fund, the Distributor accepts orders for the purchase and redemption of Fund shares. The Distributor may enter into selling agreements with other dealers and financial institutions, pursuant to which the dealers and/or financial institutions also may sell Fund shares.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, FUND ACCOUNTANT AND CUSTODIAN; SUBACCOUNTING AGENTS

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, serves as the Funds' transfer agent and dividend disbursing agent. As compensation for its services, each

Fund is obliged to pay the transfer agent and dividend disbursing agent, subject to an annual minimum Fund Complex fee of $270,000, an annual fee of $17.00 per shareholder account, plus .03% of average daily net assets.

     U.S. Bancorp Fund Services, LLC also serves as each Fund's accountant. Fund accounting fees are $285,000 on the first $170 million of net assets for the Fund Complex. Fund accounting fees on net assets in excess of $170 million are subject to a reduced fee schedule based on average daily net assets.


     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, serves as the Funds' custodian. As compensation for its services, each Fund is obliged to pay the custodian, subject to an annual minimum fee of $3,000, an annual fee at an annual rate of .01% of the Fund's average daily net assets. In addition, the Funds may compensate certain broker-dealers that sell Fund shares for performing various accounting and administrative services with respect to large street-name accounts maintained by these broker-dealers.




                         MONTHLY CASH WITHDRAWAL PLAN

     Any investor who owns or buys shares of the Funds valued at $10,000 or more at the current offering prices may open a "withdrawal plan" and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a withdrawal plan account and all distributions are reinvested at net asset value in additional shares of the Fund to which the distributions relate. Shares in a withdrawal plan account are then redeemed at net asset value to make each withdrawal payment. Payments will be made to the registered shareholder or to another party if preauthorized by the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a withdrawal plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. Each Fund or the Distributor may terminate or change the terms of a withdrawal plan at any time. A withdrawal plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

     Since a withdrawal plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether a withdrawal plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Funds make no recommendations or representations in this regard.

                       DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is determined in accordance with generally accepted accounting principles and applicable SEC rules and regulations.


     The portfolio securities in which each Fund invests fluctuate in value, and hence each Fund's net asset value per share also fluctuates. On December 31, 2004, the net asset value of each Fund was calculated as follows:





CAPITAL APPRECIATION FUND
                              Net Assets ($3,502,716)      = Net Asset Value Per Share ($5.40)
                           -----------------------------
                           Shares Outstanding (648,461)
TWENTY FUND
                              Net Assets ($2,379,985)      = Net Asset Value Per Share ($7.55)
                           -----------------------------
                           Shares Outstanding (315,319)
LARGE-CAP GROWTH FUND
                              Net Assets ($1,624,867)      = Net Asset Value Per Share ($7.79)
                           -----------------------------
                           Shares Outstanding (208,583)


                        CALCULATION OF PERFORMANCE DATA


     For purposes of quoting and comparing the performance of each Fund's shares to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of "average annual total return," "cumulative total return," "average annual total return after taxes on distributions" or "average annual total return after taxes on distributions and redemptions." Under the rules of the SEC, funds advertising performance must include average annual total return quotations calculated according to the following formula:

                                       n
                                 P(1+T)  = ERV

     Where: P = a hypothetical initial payment of $1,000;
            T = average annual total return;
            n = number of years; and
          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

     This calculation assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                     ERV - P
                            CTR = ( --------- ) x 100
                                        P

     Where: CTR = Cumulative total return;
            ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and
              P = initial payment of $1,000.

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The Funds may also quote after-tax total returns in advertisements. After-tax total returns show the Funds' annualized after-tax total returns for the time period specified. After-tax total returns with redemptions show the Funds' annualized after-tax total return for the time period specified plus the tax effects of selling Fund shares at the end of the period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the actual historical federal maximum tax rate. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are disregarded. After-tax returns may be greater than before-tax returns if tax losses are reflected in an after-tax calculation.

     Average annual total return after taxes on distributions is calculated according to the following formula:

                                       n
                                 P(1+T) = ATV
                                             D

  Where:        P = a hypothetical initial payment of $1,000;
                T = average annual total return (after taxes on distributions); n = number of years; and
             ATV  = ending value at the end of the period of a hypothetical
                D $1,000 payment made at the beginning of such period, after taxes on fund distributions but not after taxes on redemption.

     This calculation assumes all dividends and capital gains distributions, less taxes due on such distributions, are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     Average annual total return after taxes on distributions and redemption is calculated according to the following formula:

                                       n
                                 P(1+T) = ATV
                                             DR

  Where:         P =   a hypothetical initial payment of $1,000;
                 T =   average annual total return (after taxes on distributions
                       and redemption);
                 n =   number of years; and
             ATV   =   ending value at the end of the period of a hypothetical
                DR     $1,000 payment made at the beginning of such period,
                       after taxes on fund distributions and redemption.

     This calculation assumes all dividends and capital gains distributions, less taxes due on such distributions, are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     Under each of the above formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication.

     Past performance is not predictive of future performance. All advertisements containing performance data of any kind represent past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. After-tax returns reflect past tax effects and are not predictive of future tax effects. Actual after-tax returns depend on a shareholder's tax situation and may differ from those advertised by the Funds.

     Set forth below is selected performance information and comparative index information for each Fund.

                           CAPITAL APPRECIATION FUND



                                                              AVERAGE ANNUAL TOTAL
                                                                    RETURNS                           CUMULATIVE
                                                               (FOR PERIODS ENDED                    TOTAL RETURN
                                                                DECEMBER 31, 2004)                 (FOR PERIOD ENDED
                                                  ---------------------------------------------    DECEMBER 31, 2004)
                                                                               SINCE INCEPTION      SINCE INCEPTION
                                                   ONE YEAR     FIVE YEARS       (12/30/1999)         (12/30/1999)
                                                  ----------   ------------   -----------------   -------------------
 CAPITAL APPRECIATION FUND
  RETURN BEFORE TAXES .........................       6.93%         3.22%            3.22%                17.17%
  RETURN AFTER TAXES ON DISTRIBUTIONS .........       6.93%        (1.31)%          (1.31)%               (6.38)%
  RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES ....................       4.51%         0.92%            0.92%                 4.69%
 RUSSELL 1000 GROWTH INDEX* ...................       6.30%        (9.29)%          (9.26)%              (38.50)%
 LIPPER CAPITAL APPRECIATION FUND INDEX** .....      11.31%        (4.07)%          (3.89)%              (17.99)%


------------------
QUOTED RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS (IN THE CASE OF AFTER-TAX RETURNS, REINVESTED NET OF ASSUMED TAXES).

 *THE RUSSELL 1000 GROWTH INDEX MEASURES PERFORMANCE OF THE COMPANIES WITHIN
  THE RUSSELL 1000 INDEX (THE 1,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION) WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 GROWTH INDEX IS NOT AN ACTUAL INVESTMENT AND DOES NOT REFLECT THE DEDUCTION OF EXPENSES THAT MUTUAL FUND INVESTORS BEAR.

**THE LIPPER CAPITAL APPRECIATION FUND INDEX MEASURES THE COMPOSITE PERFORMANCE
  OF THE 30 LARGEST "CAPITAL APPRECIATION" MUTUAL FUNDS, AS CATEGORIZED BY LIPPER ANALYTICAL SERVICES, INC. THE LIPPER CAPITAL APPRECIATION FUND INDEX PERFORMANCE IS PRESENTED NET OF THE FUNDS' FEES AND EXPENSES AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

                                  TWENTY FUND



                                                              AVERAGE ANNUAL TOTAL
                                                                     RETURNS                           CUMULATIVE
                                                                (FOR PERIODS ENDED                    TOTAL RETURN
                                                                DECEMBER 31, 2004)                 (FOR PERIOD ENDED
                                                  ---------------------------------------------    DECEMBER 31, 2004)
                                                                               SINCE INCEPTION      SINCE INCEPTION
                                                   ONE YEAR     FIVE YEARS       (12/30/1999)         (12/30/1999)
                                                  ----------   ------------   -----------------   -------------------
 TWENTY FUND
  RETURN BEFORE TAXES .........................      18.52%         5.90%            5.90%                33.20%
  RETURN AFTER TAXES ON DISTRIBUTIONS .........      18.52%         2.37%            2.37%                12.41%
  RETURN AFTER TAXES ON DISTRIBUTIONS AND
  SALE OF FUND SHARES .........................      12.04%         3.25%            3.25%                17.34%
 RUSSELL 1000 GROWTH INDEX* ...................       6.30%        (9.29)%          (9.26)%              (38.50)%
 LIPPER CAPITAL APPRECIATION FUND INDEX** .....      11.31%        (3.89)%          (3.89)%              (17.99)%


------------------
QUOTED RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS (IN THE CASE OF AFTER-TAX RETURNS, REINVESTED NET OF ASSUMED TAXES).

 *THE RUSSELL 1000 GROWTH INDEX MEASURES PERFORMANCE OF THE COMPANIES WITHIN
  THE RUSSELL 1000 INDEX (THE 1,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION) WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 GROWTH INDEX IS NOT AN ACTUAL INVESTMENT AND DOES NOT REFLECT THE DEDUCTION OF EXPENSES THAT MUTUAL FUND INVESTORS BEAR.

**THE LIPPER CAPITAL APPRECIATION FUND INDEX MEASURES THE COMPOSITE PERFORMANCE
  OF THE 30 LARGEST "CAPITAL APPRECIATION" MUTUAL FUNDS, AS CATEGORIZED BY LIPPER ANALYTICAL SERVICES, INC. THE LIPPER CAPITAL APPRECIATION FUND INDEX PERFORMANCE IS PRESENTED NET OF THE FUNDS' FEES AND EXPENSES AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

                             LARGE-CAP GROWTH FUND



                                                          AVERAGE ANNUAL TOTAL
                                                                 RETURNS                     CUMULATIVE
                                                            (FOR PERIODS ENDED              TOTAL RETURN
                                                            DECEMBER 31, 2004)           (FOR PERIOD ENDED
                                                    ---------------------------------    DECEMBER 31, 2004)
                                                                     SINCE INCEPTION      SINCE INCEPTION
                                                       ONE YEAR         (12/29/00)           (12/29/00)
                                                    -------------   -----------------   -------------------
   LARGE CAP GROWTH FUND
    RETURN BEFORE TAXES .........................        (0.76)%           (6.04)%             (22.10)%
    RETURN AFTER TAXES ON DISTRIBUTIONS .........        (0.76)%           (6.04)%             (22.10)%
    RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF FUND SHARES .............................        (0.50)%           (5.06)%             (18.79)%
   RUSSELL 1000 GROWTH INDEX* ...................         6.30%           (20.85)%              (5.67)%
   LIPPER LARGE CAP GROWTH FUND INDEX** .........         7.45%           (25.80)%              (7.18)%


------------------
QUOTED RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS (IN THE CASE OF AFTER-TAX RETURNS, REINVESTED NET OF ASSUMED TAXES).

 *THE RUSSELL 1000 GROWTH INDEX MEASURES PERFORMANCE OF THE COMPANIES WITHIN
  THE RUSSELL 1000 INDEX (THE 1,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION) WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 GROWTH INDEX IS NOT AN ACTUAL INVESTMENT AND DOES NOT REFLECT THE DEDUCTION OF EXPENSES THAT MUTUAL FUND INVESTORS BEAR.

**THE LIPPER LARGE CAP GROWTH FUND INDEX MEASURES THE COMPOSITE PERFORMANCE OF
  THE 30 LARGEST "LARGE CAP GROWTH" MUTUAL FUNDS, AS CATEGORIZED BY LIPPER ANALYTICAL SERVICES, INC. THE LIPPER LARGE CAP GROWTH FUND INDEX PERFORMANCE IS PRESENTED NET OF THE FUNDS' FEES AND EXPENSES AND ASSUMES REINVESTMENT OF DISTRIBUTIONS. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

     Advertisements and communications may compare the performance of Fund shares with that of other mutual funds, such as mutual fund industry indexes or averages, including, but not limited to, those published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar") or similar independent services or financial publications, and may also contrast a Fund's investment policies and portfolio flexibility with other mutual funds. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect the performance over time of Fund shares, utilizing generally accepted indices or analyses, including, but not limited to, those published by Lipper, Standard & Poor's Corporation, The Frank Russell Company, Dow Jones & Company, Inc., CDA Investment Technologies, Inc., Morningstar and Investment Company Data Incorporated. Performance ratings reported periodically in national financial publications also may be used. In addition, advertising materials may include the Investment Adviser's analysis of, or outlook for, the economy or financial markets, compare the Investment Adviser's analysis or outlook with the views of others in the financial community and refer to the expertise of the Investment Adviser's personnel and their reputation in the financial community.

     Lipper and Morningstar classify, calculate and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should a service reclassify a Fund to a different category or develop (and place a Fund into) a new category, each Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Funds may compare their performance or ranking against all funds tracked by an independent service, and may cite its ratings, recognition or other mention by such service or any other entity.

     Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. For any fund with at least a three-year performance history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The

Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics.




                            DIRECTORS AND OFFICERS


     The Board of Directors of American Eagle Funds, Inc. is responsible for the overall management and operation of each Fund. The officers of American Eagle Funds, Inc. employed by the Investment Adviser are responsible for the day-to-day operations of the Funds under the Board's supervision. Directors and officers of American Eagle Funds, Inc., together with information as to their principal occupations during the past five years, are set forth below.



                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S)                                                     FUND          OTHER
                          HELD WITH      TERM OF OFFICE                                COMPLEX     DIRECTORSHIPS
                             FUND        AND LENGTH OF     PRINCIPAL OCCUPATION(S)   OVERSEEN BY      HELD BY
 NAME, ADDRESS AND AGE    COMPANY(1)     TIME SERVED(2)     DURING PAST FIVE YEARS     DIRECTOR     DIRECTOR(3)
----------------------- ------------- ------------------- ------------------------- ------------- --------------
INTERESTED DIRECTORS AND OFFICERS:
James R. Jundt(4)       Chairman      Chairman of the     Chairman of the                9              N/A
301 Carlson Parkway     of the        Board of            Board, Chief Executive
Suite 120               Board         American Eagle      Officer, Secretary and
Minnetonka, MN 55305                  Funds, Inc. since   portfolio manager of
Age: 63                               1999.               the Investment Adviser
                                                          since its inception in
                                                          1982; Chairman of
                                                          the Board of the
                                                          Distributor since 1997.
Marcus E. Jundt(5)(6)   President     President since     Vice Chairman and              9              N/A
301 Carlson Parkway     and           1999 and            portfolio manager of
Suite 120               Director      Director since      the Investment Adviser
Minnetonka, MN 55305                  2000 of American    since 1992; President of
Age: 39                               Eagle Funds, Inc.   the Distributor since
                                                          1997.
Gerald M. Fitterer      Treasurer     Chief Compliance    Chief Compliance              N/A             N/A
301 Carlson Parkway     and Chief     Officer since       Officer since 2004 and
Suite 120               Compliance    2004 and            Chief Financial Officer
Minnetonka, MN 55305    Officer       Treasurer of        of the Investment
Age: 37                 (CCO)         American Eagle      Adviser since 2002;
                                      Funds, Inc. since   Vice President of
                                      2002.               Finance/Director of
                                                          Finance, Zamba
                                                          Corporation (systems
                                                          integration consulting),
                                                          2000 to 2002; Regional
                                                          Controller, Renaissance
                                                          Worldwide, Inc. (IT
                                                          consulting), 1997 to
                                                          2000.

                                                                                            NUMBER OF
                                                                                             FUNDS IN
                              POSITION(S)                                                      FUND          OTHER
                               HELD WITH      TERM OF OFFICE                                 COMPLEX     DIRECTORSHIPS
                                  FUND        AND LENGTH OF      PRINCIPAL OCCUPATION(S)   OVERSEEN BY      HELD BY
    NAME, ADDRESS AND AGE      COMPANY(1)     TIME SERVED(2)     DURING PAST FIVE YEARS      DIRECTOR     DIRECTOR(3)
---------------------------- ------------- ------------------- -------------------------- ------------- --------------
James E. Nicholson           Secretary     Secretary of        Partner with the law           N/A             N/A
2200 Wells Fargo Center                    American Eagle      firm of Faegre &
90 South Seventh Street                    Funds, Inc. since   Benson LLP,
Minneapolis, MN 55402                      1999.               Minneapolis,
Age: 54                                                        Minnesota, which has
                                                               served as general
                                                               counsel to the
                                                               Investment Adviser,
                                                               American Eagle Funds,
                                                               Inc., The Jundt Growth
                                                               Fund, Inc., Jundt
                                                               Funds, Inc. and the
                                                               Distributor since their
                                                               inception.
INDEPENDENT DIRECTORS:
John E. Clute                Director      Director of         Professor of Law,               9        Director of
1221 West Riverside Avenue                 American Eagle      Gonzaga University                       Hecla
Spokane, WA 99201                          Funds, Inc. since   School of Law, since                     Mining
Age: 70                                    1999.               1991; Dean, Gonzaga                      Company
                                                               University School of
                                                               Law, from 1991 to
                                                               2001.
Floyd Hall                   Director      Director of         Chairman and Chief              9        None
190 Upper Mountain Road                    American Eagle      Executive Officer of
Montclair, NJ 07042-1918                   Funds, Inc. since   Floyd Hall Enterprises
Age: 66                                    1999.               (baseball and ice
                                                               skating facilities) from
                                                               1996 to present;
                                                               Chairman, President
                                                               and Chief Executive
                                                               Officer of K-Mart
                                                               Corporation from 1995
                                                               to 2000.
Clark W. Jernigan            Director      Director of         Principal, Austin               9        Director of
300 W. 6th Street                          American Eagle      Ventures (venture                        Staktek
Austin, TX 78701                           Funds, Inc. since   capital firm), Austin,                   Holdings
Age: 43                                    1999.               Texas since 2001;                        Inc.
                                                               Director of
                                                               Engineering,
                                                               Vice President and
                                                               General Manager,
                                                               Cirrus Logic, Inc.
                                                               (consumer electronics
                                                               solutions), Austin, Texas
                                                               from 1997 to 2001.
Michael R. Mooney            Director      Director of         Cardiologist,                   9        None
900 E. 28th St., Suite 300                 American Eagle      Minneapolis Cardiology
Minneapolis, MN 55407                      Funds, Inc. since   Associates,
Age: 51                                    2003.               Minneapolis, Minnesota
                                                               from 1987 to present.

                                                                                        NUMBER OF
                                                                                         FUNDS IN
                         POSITION(S)                                                       FUND          OTHER
                          HELD WITH      TERM OF OFFICE                                  COMPLEX     DIRECTORSHIPS
                             FUND        AND LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN BY      HELD BY
 NAME, ADDRESS AND AGE    COMPANY(1)     TIME SERVED(2)      DURING PAST FIVE YEARS      DIRECTOR     DIRECTOR(3)
----------------------- ------------- ------------------- --------------------------- ------------- --------------
Darrell R. Wells        Director      Director of         Chairman and                     9        Director of
4350 Brownsboro Road                  American Eagle      President, SMC                            Churchill
Suite 310                             Funds, Inc. since   Capital, Inc. (registered                 Downs Inc.
Louisville, KY 40207                  1999.               investment adviser),                      and
Age: 62                                                   Louisville, Kentucky.                     Citizens
                                                                                                    Financial
                                                                                                    Inc.


------------------
(1) Each officer and director holds the same position(s) with The Jundt Growth Fund, Inc. and Jundt Funds, Inc., two other investment companies managed by the Investment Adviser.

(2) Officers of American Eagle Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors of the Fund companies serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and when required under the Investment Company Act.

(3) Only includes directorships not included in the prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities and Exchange Act, or any company registered as an investment company under the Investment Company Act.

(4) James R. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of American Eagle Funds, Inc. because of his position as Chairman of the Board, Chief Executive Officer and Secretary of the Investment Adviser and as Chairman of the Board of the Distributor. James R. Jundt is also deemed to be an interested person because he owns 100% of the stock of the Distributor. James R. Jundt is the father of Marcus E. Jundt.

(5) Marcus E. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of American Eagle Funds, Inc. because of his position as President of the Funds, as Vice Chairman of the Investment Adviser, and as President of the Distributor. Marcus E. Jundt is also deemed to be an interested person because he owns 95% of the stock of the Investment Adviser.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS


     There are currently four standing committees of the Board of Directors:
Audit Committee, Pricing Committee, Dividend Declaration Committee and Nominating Committee.


                                                                                           NUMBER OF
                                                                                       COMMITTEE MEETINGS
                                                                                        HELD DURING LAST
                        COMMITTEE FUNCTION                  COMMITTEE MEMBERS             FISCAL YEAR
                -----------------------------------   ------------------------------   -------------------
Audit           The function of the Audit             Darrell R. Wells (Chair)                  4
Committee       Committee is (i) to oversee the       John E. Clute
                Funds' accounting and financial       Clark W. Jernigan
                reporting policies and practices
                and matters relating to internal
                control, (ii) to oversee the
                quality and objectivity of the
                Funds' financial statements and
                the independent audits of those
                statements and (iii) to be a
                liaison between the
                independent auditors of the
                Funds and the full Board of
                Directors.
Pricing         The function of the Pricing           James R. Jundt (Chair)                    2
Committee       Committee is to value portfolio       Darrell R. Wells
                securities for which market           John E. Clute (Alternate)
                quotations are not readily            Floyd Hall (Alternate)
                available, pursuant to                Michael R. Mooney (Alternate)
                procedures established by the         Clark W. Jernigan (Alternate)
                Board of Directors.
Dividend        The function of the Dividend          James R. Jundt (Chair)                    0
Declaration     Declaration Committee is to           Floyd Hall
Committee       oversee the declaration of the
                Funds' dividends and
                distributions.
Nominating      The function of the Nominating        Floyd Hall (Chair)                        1
Committee       Committee is to present names         John E. Clute
                for consideration for election of     Darrell R. Wells
                Board members in the event of         Clark W. Jernigan
                a vacancy or expansion of the         Michael R. Mooney
                Board of Directors. This
                Committee will consider
                nominees recommended to it
                for consideration by
                shareholders of the Funds.*

*Shareholders who wish to suggest qualified candidates should write to the Funds at: 301 Carlson Parkway, Suite 120, Minnetonka, MN 55305, Attention:
Chairman, Nominating Committee. All recommendations should state in detail the qualification of such persons for consideration by the Committee and should be accompanied by an indication of the person's willingness to serve.


FUND SHARES OWNED BY DIRECTORS

     The information in the table below discloses the dollar ranges of each director's beneficial ownership in American Eagle Funds, Inc.

                                             DOLLAR RANGE OF EQUITY
                                                  SECURITIES IN
NAME OF DIRECTOR                           AMERICAN EAGLE FUNDS, INC.*
---------------------------------------   ----------------------------
  James R. Jundt ......................          Over $100,000
  Marcus E. Jundt .....................         $10,000-$50,000
  John E. Clute .......................               None
  Floyd Hall ..........................               None
  Michael R. Mooney ...................               None
  Darrell R. Wells ....................               None
  Clark W. Jernigan ...................          Over $100,000


------------------

* The dollar range disclosed is based on the value of the securities as of December 31, 2004.



COMPENSATION
     Each of the directors of American Eagle Funds, Inc. is also a director of The Jundt Growth Fund, Inc. and Jundt Funds, Inc., other fund companies managed by the Investment Adviser. American Eagle Funds, Inc., The Jundt Growth Fund, Inc. and Jundt Funds, Inc., have each agreed to pay their pro rata share (based on the relative net assets of each fund company) of the fees payable to each director who is not an "interested person" of any fund company managed by the Investment Adviser. In the aggregate, American Eagle Funds, Inc. The Jundt Growth Fund, Inc. and Jundt Funds, Inc. have agreed to pay each director a fee of $15,000 per year plus $1,500 for each meeting attended and to reimburse each director for the expenses of attendance at meetings. Legal fees and expenses are also paid to Faegre & Benson LLP, the law firm of which James E. Nicholson, Secretary of American Eagle Funds, Inc., The Jundt Growth Fund, Inc. and Jundt Funds, Inc. is a partner. No compensation is paid by any of the foregoing fund companies to any of its officers or directors who are affiliated with the Investment Adviser.


     Director fees and expenses aggregated $8,184 for the fiscal year ended December 31, 2004. The following table sets forth for such period the aggregate compensation (excluding expense reimbursements) paid by the Fund Complex to the directors during the year ended December 31, 2004:



                               COMPENSATION TABLE



                                                                                                      TOTAL COMPENSATION
                                         AGGREGATE                                                    FROM FUND COMPANY
                                       COMPENSATION     PENSION OR RETIREMENT        ESTIMATED         AND FUND COMPLEX
                                         FROM FUND       BENEFITS ACCRUED AS      ANNUAL BENEFITS     (9 FUNDS) PAID TO
NAME OF PERSON, POSITION                 COMPANY*       PART OF FUND EXPENSES     UPON RETIREMENT        DIRECTORS**
------------------------------------- --------------   -----------------------   -----------------   -------------------
James R. Jundt, Chairman
 of the Board .......................     $    0                  $0                     $0                $     0
Marcus E. Jundt, President
 and Director .......................     $    0                  $0                     $0                $     0
John E. Clute, Director .............     $1,583                  $0                     $0                $19,500
Floyd Hall, Director ................     $1,597                  $0                     $0                $19,500
Darrell R. Wells, Director ..........     $1,712                  $0                     $0                $21,000
Clark W. Jernigan, Director .........     $1,712                  $0                     $0                $21,000
Michael R. Mooney, Director .........     $1,580                  $0                     $0                $19,500


------------------
 *Aggregate compensation paid to directors is for services on the board of American Eagle Funds, Inc.

**Total Compensation paid to directors is for services on the board of American
  Eagle Funds, Inc. and the boards of The Jundt Growth Fund, Inc. and Jundt Funds, Inc., the two other investment companies in the Fund Complex managed by the Investment Adviser.

                               PORTFOLIO MANAGERS

     The Funds' portfolio managers are James R. Jundt, Marcus E. Jundt and Paul
W. Bottum.

     OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the accounts of the Funds, the portfolio managers also manage the accounts of other registered investment companies, pooled investment vehicles and other accounts. The following table identifies, as of December 31, 2004, the number of accounts (excluding the Funds) for which the portfolio managers have day-to-day management responsibilities within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. In addition, the table also identifies the total assets in the accounts that are assessed a performance based fee.

----------------------------------------------------------------------------------------------------------------------
        CATEGORIES OF ACCOUNTS             TOTAL NUMBER OF     PERFORMANCE-BASED    TOTAL ASSETS OF THE ACCOUNTS IN
                                               ACCOUNTS               FEE                    THE CATEGORY
----------------------------------------------------------------------------------------------------------------------
    Registered Investment Companies               6                   No                      $97,352,000

----------------------------------------------------------------------------------------------------------------------
   Other Pooled Investment Vehicles               7                   Yes                     $75,677,000
----------------------------------------------------------------------------------------------------------------------
            Other Accounts                        0                   N/A                         $0
----------------------------------------------------------------------------------------------------------------------

         MATERIAL CONFLICTS OF INTERESTS. Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above. These potential conflicts include:

o ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

o ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds and/or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

o PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds and/or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds and/or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

o PROPRIETARY INVESTMENTS. The Investment Adviser's portfolio managers have substantial personal or proprietary investments in some of the pooled investment vehicles managed by the Investment Adviser. A portfolio manager might be motivated to favor funds and/or accounts in which he or she, or his or her colleagues, has an interest or in which the Investment Adviser and/or its affiliates have interests.

         The Funds and the Investment Adviser have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Investment Adviser and the individuals that it employs, including the portfolio managers. For example, each portfolio manager is subject to the Investment Adviser's Code of Ethics, among other matters, governs personal trading by the portfolio managers and other employees. The Investment Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Funds and the Investment Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

         COMPENSATION. The Funds does not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the portfolio managers or other employees of the Investment Adviser. The portfolio managers of the Funds receive compensation from the Investment Adviser. The compensation for each portfolio manager is determined in the Investment Adviser's discretion. Paul W. Bottum receives a base salary. James R. Jundt and Marcus E. Jundt do not receive salary, but do receive benefits and participate in performance fees earned by the Investment Adviser.

         PORTFOLIO MANAGER SECURITY OWNERSHIP. The following table shows each portfolio manager's ownership of securities of the Funds he manages as of December 31, 2004.

----------------------------------------------------------------------------------------------------------------------
        PORTFOLIO MANAGERS                            FUNDS                              SECURITY OWNERSHIP

----------------------------------------------------------------------------------------------------------------------
          James R. Jundt                  The American Eagle Funds, Inc.                 Over $1,000,000.00

----------------------------------------------------------------------------------------------------------------------
         Marcus E. Jundt                  The American Eagle Funds, Inc.                  $10,001 - $50,000

----------------------------------------------------------------------------------------------------------------------
          Paul W. Bottum                  The American Eagle Funds, Inc.                        None

----------------------------------------------------------------------------------------------------------------------


                             COUNSEL AND AUDITORS

     Faegre & Benson LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as the Funds' general counsel. KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, has been selected as the Funds' independent auditors for the fiscal year ending December 31, 2004.



                              GENERAL INFORMATION

     American Eagle Funds, Inc. was organized as a Minnesota corporation on November 3, 1999. Although American Eagle Funds, Inc. is registered with the Securities and Exchange Commission, the SEC does not supervise its management or investments.

     Shares of each Fund generally have the same voting, dividend, liquidation and other rights. Shares of all Funds generally vote together (with each share being entitled to one vote) with respect to the Board of Directors, independent auditors and other general matters affecting American Eagle Funds, Inc. Each Fund's shares are freely transferable. The Board of Directors may designate additional classes of shares of each Fund, each with different sales arrangements and expenses, but has no current intention of doing so. In addition, the Board of Directors may designate additional series of American Eagle Funds, Inc., each to represent a new mutual fund.

     Under Minnesota law, the Board of Directors has overall responsibility for managing the Funds. In doing so, the directors must act in good faith, in the Funds' best interests and with ordinary prudence.

     Under Minnesota law, each director of a company, such as American Eagle Funds, Inc., owes certain fiduciary duties to the company and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinary prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes a corporation to eliminate or limit the liability of directors to the corporation or its shareholders for monetary damages for breaches of fiduciary duty as a director. However, a corporation cannot eliminate or limit the liability of a director: (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders; (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, for certain illegal distributions or for violation of certain provisions of Minnesota securities laws; or (c) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of American Eagle Funds, Inc. limit the liability of its directors to the fullest extent permitted by the Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not permit a corporation to eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination of the availability of equitable relief, such as injunctive or rescissionary relief. These remedies, however, may be ineffective in situations where shareholders become aware of such a breach after a transaction has been consummated and rescission has become impractical. Further, Minnesota state law does not affect a director's liability under the Securities Act or the Securities Exchange Act of 1934, as amended, both of which are federal statutes. It is also uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act and the rules and regulations thereunder.

     American Eagle Funds, Inc. is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting shares of a company may demand a regular meeting of shareholders of the company by written notice of demand given to the chief executive officer or the chief financial officer of the company. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the company. Irrespective of whether a regular meeting of shareholders has been held during the immediately preceding 15 months, in accordance with Section 16(c) under the Investment Company Act, the Board of Directors of American Eagle Funds, Inc. is required to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the company. Additionally, the Investment Company Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.


     Upon issuance and sale in accordance with the terms of the Prospectus and Statement of Additional Information, each Fund share will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How To Sell Your Fund Shares" in the Prospectus.


     The Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Subject to certain limitations, the Code of Ethics permits persons subject to the Code to invest in securities, including securities that may be purchased or held by a Fund.


     The Investment Adviser has adopted "Proxy Voting Policies", pursuant to which it has undertaken to vote all proxies or other beneficial interest in an equity security prudently and solely in what it believes to be the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.


     The Investment Adviser has retained the services of an outside proxy administrator, currently Institutional Shareholder Services, to assist the Proxy Officer in the administration of the Proxy Voting Policies. All proxies are reviewed by the Investment Adviser's designated "Proxy Officer" who votes the proxies according to the Investment Adviser's Proxy Voting Policies and consults the "Proxy Committee" regarding issues not clearly covered by the Proxy Voting Policies and issues clearly covered by the Proxy Voting Policies with repect to which the Proxy Officer believes that the Investment Adviser ought not to follow the recommendation of the Investment Adviser's outside proxy administrator.


     The Investment Adviser makes its best efforts to avoid material conflicts of interest in the voting of proxies. However, where material conflicts of interest arise, the Investment Adviser is committed to resolving the conflicts in its clients' best interest. In situations where the Investment Adviser perceives a material conflict of interest, the Investment Adviser may disclose the conflict to the relevant advisory clients and obtain their consent before voting; defer to the voting recommendation of the relevant advisory clients or the proxy administrator; send the proxy directly to the relevant advisory client for a voting decision; vote the proxy based on the voting guidelines set forth in the Proxy Voting Policies if the application of the guidelines to the matter presented involves little discretion on the part of the Investment Adviser; or take such other action in good faith (after consultation with counsel) which would protect the interest of advisory clients.



     The Investment Adviser maintains a proxy voting record and related records designed to meet its obligations under applicable law. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge and upon request, by calling 1-800-335-0333 and is also available on the SEC's website at www.sec.gov.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



     As of March 31, 2005, the Directors and Officers of the American Eagle Funds, Inc. owned in the aggregate 42.88%, 65.69% and 34.09% of Capital Appreciation Fund, Twenty Fund and Large-Cap Growth Fund's total outstanding shares, respectively. As noted in the tables below, Mary Jane Hauser beneficially owns more than 25% of the total outstanding shares of Large-Cap Growth Fund. Accordingly, she may be deemed to control Large-Cap Growth Fund. As a result of her share ownership, Mary Jane Hauser possesses a high percentage of the voting rights of this Fund and may have the ability to significantly influence the outcome of any item voted on by shareholders of this Fund.


     Except as set forth below, no person owned of record or, to the knowledge of American Eagle Funds, Inc., owned of record or beneficially more than 5% of any Fund's common shares as of March 31, 2005. If a principal shareholder in any Fund were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.




                           CAPITAL APPRECIATION FUND



                                             RECORD (R) OR
                                            BENEFICIAL (B)     PERCENTAGE
NAME AND ADDRESS                               OWNERSHIP        OF CLASS
----------------                           ----------------   -----------
US Bank NA Cust                                   R              XX.XX%
Richard R. Leonard IRA R/O
7480 Cahill Rd.
Minneapolis, MN 55439-2732

Mary Joann Jundt                                  B              XX.XX%
1400 Brackets Point Rd.
Wayzata, MN 55391-9394

James R. Jundt                                    B              XX.XX%
1400 Brackets Point Rd.
Wayzata, MN 55391-9394

Mary Jane Hauser                                  B              XX.XX%
1540 Bohns Point Rd.
Wayzata, MN 55391-9309

Romy Erlandson & Celeste Argento, Tr.             B              XX.XX%
Katharine Grace Jundt Irrevocable Trust
1721 James Avenue South
Minneapolis, MN 55403

US Bank NA Cust                                   B              XX.XX%
Clark W. Jernigan IRA Rollover
1201 Verdant Way
Austin, TX 78746-6767

                                  TWENTY FUND



                                             RECORD (R) OR
                                            BENEFICIAL (B)     PERCENTAGE
NAME AND ADDRESS                               OWNERSHIP        OF CLASS
----------------                           ----------------   -----------
Mary Joann Jundt                                  B              XX.XX%
1400 Brackets Point Rd.
Wayzata, MN 55391-9394

James R. Jundt                                    B              XX.XX%
1400 Brackets Point Rd.
Wayzata, MN 55391-9394

Mary Jane Hauser                                  B              XX.XX%
1540 Bohns Point Rd.
Wayzata, MN 55391-9309

Romy Erlandson & Celeste Argento, Tr.             B              XX.XX%
Katherine Grace Jundt Irrevocable Trust
1721 James Avenue South
Minneapolis, MN 55403

US Bank NA Cust                                   R              XX.XX%
Clark W. Jernigan IRA Rollover
1201 Verdant Way
Austin, TX 78746-6767


                             LARGE-CAP GROWTH FUND



                                     RECORD (R) OR
                                    BENEFICIAL (B)     PERCENTAGE
NAME AND ADDRESS                       OWNERSHIP        OF CLASS
----------------                    ---------------    ----------
Mary Joann Jundt, Tr.                     B              XX.XX%
1400 Brackets Point Rd.
Wayzata, MN 55391-9394

Mary Jane Hauser                          B              XX.XX%
1540 Bohns Point Rd.
Wayzata, MN 55391-9309

US Bank NA Cust                                          XX.XX%
Richard R. Leonard IRA Rollover
7490 Cahill Rd.
Minneapolis, MN 55439-2732

                        FINANCIAL AND OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in the registration statement of American Eagle Funds, Inc. filed with the SEC under the Securities Act and the Investment Company Act (the "Registration Statement") with respect to the securities offered by the Prospectus and this Statement of Additional Information. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.


     In addition, the Schedules of Investments, Notes to Schedules of Investments, Financial Statements, Notes to Financial Statements and Independent Auditors' Report contained in the Annual Report of American Eagle Funds, Inc. dated December 31, 2004 (File No. 811-09699) are incorporated herein by reference.


     Statements contained in the Prospectus or in this Statement of Additional Information as to any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                           AMERICAN EAGLE FUNDS, INC.


                       REGISTRATION STATEMENT ON FORM N-1A


                                     PART C


                                OTHER INFORMATION

                                     PART C
                                OTHER INFORMATION


Item 22 -- Exhibits
-------------------

(a)(1)  Articles of Incorporation(1)
(a)(2)  Series C Certificate of Designation(4)
(b)     Bylaws(3)
(c)     Not applicable

(d)(1)  American Eagle Capital Appreciation Fund Investment Advisory
          Agreement(7)
(d)(2)  American Eagle Twenty Fund Investment Advisory Agreement(7)
(d)(3)  American Eagle Large-Cap Growth Fund Investment Advisory Agreement(7)

(e)(1)  American Eagle Capital Appreciation Fund Distribution Agreement(1)
(e)(2)  American Eagle Twenty Fund Distribution Agreement(1)
(e)(3)  American Eagle Large-Cap Growth Fund Distribution Agreement(6)
(f)     Not applicable
(g)     Custody Agreement(3)
(h)(1)  Transfer Agent Servicing Agreement(2)
(h)(2)  Amendment to Transfer Agent Servicing Agreement(5)
(h)(3)  Fund Administration Servicing Agreement(3)
(h)(4)  Fund Accounting Servicing Agreement(3)
(h)(5) Supplemental Letter Agreement Regarding Fund Administration Servicing Agreement(6)
(h)(6) Amendment to Fee Schedule for Transfer Agent Servicing Agreement, Fund Accounting Servicing Agreement and Fund Administration Servicing Agreement(6)
(i)     Opinion and Consent of Faegre & Benson LLP(1)

(j)     Consent of KPMG LLP(7)

(k)     Not applicable
(l)     Initial Capital Agreement(1)
(m)     Not applicable
(n)     Not applicable
(o)     Power of Attorney(6)

(p)     Code of Ethics (as amended)(7)


------------------------

(1) Incorporated by reference to exhibits to Registration Statement on Form N-1A (File No. 333-91317) filed with the Commission on or about November 19, 1999.

(2) Incorporated by reference to exhibits to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed with the Commission on or about December 27, 1999.

(3) Incorporated by reference to exhibits to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-91317) filed with the Commission on or about December 5, 2000.

(4) Incorporated by reference to exhibits to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A (File No. 333-91317) filed with the Commission on or about May 1, 2002.
(5) Incorporated by reference to exhibit to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A (File No. 333-91317) filed with the Commission on or about May 1, 2003.

(6) Incorporated by reference to exhibits to Post-Effective Amendment No. 6 to Registration Statement on Form N-1A (File No. 333-91317) filed with the Commission on or about May 1, 2004.

(7)      To be filed by amendment.


Item 23 -- Persons Controlled by or Under Common Control with Registrant
------------------------------------------------------------------------

         See the information set forth under the caption "Management of the Funds" in the accompanying Prospectuses (Part A of this Registration Statement) and under the captions "Advisory, Administrative and Distribution Agreements", "Directors and Officers" and "Control Persons and Principal Holders of Securities" in the accompanying Statements of Additional Information (Part B of this Registration Statement).


Item 24 -- Indemnification
--------------------------

         The Articles of Incorporation (Exhibit (a)(1)-(2)) and Bylaws (Exhibit
(b)) of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person: (a) has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; (b) acted in good faith; (c) received no improper personal benefit; (d) complied with the Minnesota Statute dealing with directors' conflicts of interest, if applicable; (e) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (f) reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

         The Articles of Incorporation of the Registrant further provide that, to the fullest extent permitted by the Minnesota Statutes, Chapter 302A, as existing or amended (except as prohibited by the Investment Company Act of 1940, as amended), a director of the Registrant shall not be liable to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as a director.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 25 -- Business and Other Connections of Investment Adviser
---------------------------------------------------------------

         Information on the business of the Registrant's investment adviser and on the officers and directors of the investment adviser is set forth under the caption "Management of the Funds" in the accompanying Prospectus (Part A of this Registration Statement) and under the captions "Advisory, Administrative and Distribution Agreements" and "Directors and Officers" in the accompanying Statement of Additional Information (Part B of this Registration Statement).


Item 26 -- Principal Underwriters
---------------------------------

         (a) As set forth in the accompanying Prospectus and Statement of Additional Information, U.S. Growth Investments, Inc. ("U.S. Growth Investments") serves as the principal underwriter of the Registrant's shares of common stock. As of the date of this filing, U.S. Growth Investments also serves as a principal underwriter for Jundt U.S. Emerging Growth Fund, Jundt Opportunity Fund, Jundt Twenty-Five Fund, Jundt Mid-Cap Growth Fund and Jundt Science & Technology Fund, each of which is a series of Jundt Funds, Inc., and for The Jundt Growth Fund, Inc.

         (b) The principal business address of U.S. Growth Investments, and of each director and officer of U.S. Growth Investments, is 301 Carlson Parkway, Suite 120, Minnetonka, Minnesota 55305. The names, positions and offices of the directors and senior officers of U.S. Growth Investments are set forth below.

Name              Positions and Offices with Underwriter   Position and Offices with Funds
----              --------------------------------------   -------------------------------
James R. Jundt    Chairman of the Board                    Chairman of the Board
Marcus E. Jundt   President, Treasurer and Secretary       President and Director

         (c)      Not applicable.

Item 27 -- Location of Accounts and Records
-------------------------------------------

         The custodian of the Registrant is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The dividend disbursing agent, transfer agent and fund accounting agent of the Registrant is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207. Other records will be maintained by the Registrant at its principal offices, which are located at 301 Carlson Parkway, Suite 120, Minnetonka, Minnesota 55305.


Item 28 -- Management Services
------------------------------

         Not applicable.


Item 29 -- Undertakings
-----------------------

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 1st day of March, 2005.


                                                     AMERICAN EAGLE FUNDS, INC.


                                                     By    /s/ James R. Jundt
                                                        ------------------------
                                                           James R. Jundt
                                                           Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

Name/Signature                          Title                     Date
--------------                          -----                     ----

   /s/ James R. Jundt                   Chairman of the Board     March 1, 2005
--------------------------------
James R. Jundt

   /s/ Marcus E. Jundt                  President and Director    March 1, 2005
--------------------------------
Marcus E. Jundt

   /s/ Gerald M. Fitterer               Treasurer                 March 1, 2005
--------------------------------
Gerald M. Fitterer

John E. Clute*                          Director

Floyd Hall*                             Director

Michael R. Mooney*                      Director

Darrell R. Wells*                       Director

Clark W. Jernigan*                      Director

*By /s/ Gerald M. Fitterer                                        March 1, 2005
    ----------------------------
        Gerald M. Fitterer, Attorney-in-Fact

(Pursuant to Power of Attorney filed as Exhibit (o) herewith.)

                                  EXHIBIT INDEX


NUMBER AND NAME OF EXHIBIT                                                    METHOD OF FILING
-----------------------------------------------------------------------       ----------------
(a)(1)   Articles of Incorporation.....................................             *
(a)(2)   Series C Certificate of Designation...........................             *
(b)      By-Laws.......................................................             *
(e)(1)   American Eagle Capital Appreciation Fund Distribution Agreement            *
(e)(2)   American Eagle Twenty Fund Distribution Agreement.............             *
(e)(3)   American Eagle Large-Cap Growth Fund Distribution Agreement...             *
(f)      Not Applicable
(g)      Custody Agreement.............................................             *
(h)(1)   Transfer Agent Servicing Agreement............................             *
(h)(2)   Amendment to Transfer Agent Servicing Agreement...............             *
(h)(3)   Administration Servicing Agreement............................             *
(h)(4)   Fund Accounting Servicing Agreement...........................             *
(h)(5)   Supplemental Letter Agreement Regarding
         Fund Accounting Servicing Agreement...........................             *
(h)(6)   Amendment to Fee Schedule for Transfer Agent Servicing
         Agreement, Fund Accounting Servicing Agreement
         and Fund Administration Servicing Agreement...................             *
(i)      Opinion and Consent of Faegre & Benson LLP....................             *
(k)      Not Applicable
(l)      Initial Capital Agreement.....................................             *
(m)      Not Applicable
(n)      Not Applicable
(o)      Power of Attorney.............................................             *


------------------------

* Previously filed and incorporated by reference as indicated in Part C of this Registration Statement.